-CONFIDENTIAL-
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


                                    Agreement
                                    ---------
               [FOR CONVENIENCE ONLY, NOT AN OFFICIAL TRANSLATION]

           Executed at Rosh Ha'ayin on this 12th day of February 2004


Between:  Partner Communications Company Ltd.
          of 8 Amal Street, Rosh Ha'ayin
          (hereinafter: "Partner")                           Of the First Part;
                                                             -----------------


And:      Superpharm (Israel) Ltd.
          of 16 Shenkar Street, Herzliya Pituach
          (hereinafter: The "Reseller" or "Superpharm")      Of the Second Part;
                                                             ------------------


WHEREAS: Partner is engaged in the provision of wireless radio telephone services operating under the GSM cellular system (hereinafter: "Partner's Network") and the marketing of wireless radio telephone products operating using the GSM method, and the provision of installation and maintenance services for such products, as defined below; and

WHEREAS: The Reseller is a company which operates a chain of retail associate stores; and

WHEREAS: The Parties entered into an agreement on 11 February 2001 (the "Previous Agreement") under which Superpharm acted as reseller of Partner's products; and

WHEREAS: The Parties wish to bring the Previous Agreement to an end and to replace it with this Agreement, under which the contract between them shall continue, in accordance with the conditions set forth below in this Agreement.


          Now therefore, the Parties hereto have agreed as follows:

1.     Introduction
       ------------

       1.1. The Preamble to this Agreement constitutes an integral part hereof.

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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       1.2. The Annexes attached to this Agreement constitute an integral part hereof provided that they are executed by both Parties.

       1.3. The section headings in this Agreement are for the purpose of convenience alone and shall not affect its interpretation.

2.     Definitions
       -----------

       For the purposes of this Agreement, the following terms and expressions shall have the meanings set forth alongside them, unless the context or language of the text requires otherwise:

       2.1. "Partner's Stores" - stores located and operated by Partner. Sale at such stores shall be effected by employees of Partner only.

       2.2. "Terminal Units" - wireless radio telephone handsets operating under the cellular system.

       2.3. "Communications Packages" - a product affording its purchaser the right to connect to a cellular network under predefined conditions. The conditions might include a defined method of charging, defined call time and a variety of services accompanying predefined services for the public.

       2.4. "Partner's Products" or "Orange Products" - Terminal Units and Communications Packages as may be offered by Partner from time to time and approved by Partner as suitable for Partner's Network, and supplied by Partner to its various resellers for the purpose of sale to end consumers.

       2.5. "Swipe Card" - a card of given value issued by Partner or any party acting on its behalf by means of which a user may recharge his account on a Prepaid Terminal Unit with a right to make calls on Partner's Network in Israel at the price set forth on the swipe card.


                                       2
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            way, in whole or in part, without prior written consent.


       2.6. "Prepaid Package" - a program for use of airtime on the Orange Network for a predetermined number of minutes, and at a price set out from time to time by Partner.

       2.7. "Prepaid Terminal Unit" - a terminal unit connected to the Orange Network sold in a package intended for use together with a Prepaid Package.

       2.8. "Other Cellular Products" - Terminal Units and Communications Packages of other cellular carriers.

       2.9. "Accessories" - hands free sets, antennas, batteries, charging and carrying devices.

       2.10. "Other Communications Products" - landline telephone packages, internet packages, international telephone cards, television and entertainment packages, and other products as set forth in Annex
              2.10 of this Agreement. Annex 2.10 shall be updated from time to time with the consent of the Parties.

       2.11. "Retail Chain" - a group of stores owned by one proprietor, or bearing one name, or operated under franchise or license on behalf of one entity in which consumer goods aimed at the end consumer for personal use are sold.

       2.12.  "Reseller's Stores" - Superpharm's chain of stores.

       2.13. "Independent Store" - a store designated for the sale of Communications Products.

       2.14. "Contracted Subscriber" - a person who has purchased a Communications Package, so long as such person is charged by Partner for use of the Package.

       2.15.  "Prepaid Subscriber" - a person who has purchased a Prepaid
              Package.

       2.16.  "m(2)" - gross square meter, not including public areas.


                                       3
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            way, in whole or in part, without prior written consent.

     2.17. "Shopping Center" - a commercial area in which a number of shops and businesses are concentrated.

       2.18. "Activation" - a transaction for sale of a Communications Package to a Customer, and connection of such Customer to Partner's Network (prepaid or post-paid).

       2.19. "Super Link Store" - an independent store operating under the name "Super Link".

       2.20. "In-Store Department" or "In-Store Counter" - a point of sale that includes a wall unit or counter inside a Superpharm Store, as dictated by the constraints of the Store. At least 2/3 of the display and advertising areas shall be dedicated to Partner's Products and Accessories. The Departments shall bear the brand name "Super Link Orange Reseller".

       2.21. "Frontal Counter" - a point of sale including a sales counter near the front of or outside the Reseller's store, or a two-sided counter at the front part of the store. The area of each counter shall be at least 3m(2) and at least 80% of the display and advertising space shall be dedicated to Partner's Products and Accessories. The counters shall bear the brand name: "Super Link Orange Reseller".

       2.22. "Independent Counter" or "Kiosk" - a point of sale of Partner's Products only, being a sole counter located in the passageways of a Shopping Center in the form of a central island in the passageway or on the sides of the passageways. The area of each kiosk shall be at least 8m(2). The entire space within the kiosk shall be dedicated to Partner's Products and Accessories. The counters shall bear the brand name: "Orange".

       2.23.  [*]

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                                       4
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       2.24. "Points of Sale" - all Super Link Stores, departments within the Reseller's Stores, Frontal Counters, Kiosks and Points of Sale (to the extent that any such are in existence on any relevant date).

       2.25.  "Quarter" - each of the following periods in any calendar year:
              January through March; April through June; July through September; or October through December.

       2.26.  Deleted.

       2.27.  [*]

       2.28.  [*]

       2.29.  [*]

       2.30. "Upgrades" - replacement of Terminal Units for Partner's Customers, either in return for payment or otherwise, in accordance with such special offers as Partner may make from time to time.

       2.31.  "Operation" - Upgrade or Activation.

       2.32.  [*]

       2.33.  [*]

       2.34. "Account" - the account in which Partner's authorization to the Partner Customer to make calls is managed.

       2.35.  [*]

       2.36. "Orange Network Services" - mobile radio telephone services, short message services (SMS), cellular internet services, and all other services offered via the Orange Network.

       2.37. "Orange Network" - the communications network operated by Partner, based on landline and mobile radio telephone transmissions enabling the

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                                       5
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              transfer of content to terminal equipment, and any other or additional communications network, whatever its commercial name may be, operated and/or to be operated in the future by Partner and/or a corporation under its control and/or a party contracting with it and/or its agents and/or any company and/or other legal entity associated with it, including parent companies, subsidiaries, associated companies or affiliated companies.

       2.38.  [*]

       2.39.  [*]

       2.40.  [*]

       2.41. "Set-Up" - completion of the process of fitting out a Charging Point for Operation.

       2.42. "Approval of Transaction Form" - a form issued automatically at the Charging Point upon effecting Electronic Charging, setting out the conditions of such Electronic Charging Transaction.

3.     Nature of Contract and Points of Sale
       -------------------------------------

       3.1. The Reseller undertakes to market Partner's Products at all Points of Sale and Partner undertakes to allow the Reseller to sell its products and pay it fees in accordance with the provisions of this Agreement as set forth below.

              A list of the location of the Points of Sale and the type of each Point as at the date of execution of this Agreement is attached hereto as Annex 3.1 of this Agreement, and forms an integral part
              hereof.   ---------

       3.2.   [*]

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                                       6
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       3.3.   [*]

       3.4.   [*]

       3.5.   [*]

       3.6. Additional Kiosks shall be opened in accordance with the mechanism set forth in clause 7 below.

       3.7.   [*]

       3.8. The Reseller shall be entitled, at its discretion, to market Partner's Products on the Reseller's internet site.

       3.9.   [*]

       3.10. Subject to any law, the Reseller shall be entitled to provide technical service and/or insurance for handsets, at its exclusive liability.

       3.11. Subject to the fulfillment of all of the Reseller's obligations, Partner shall grant the Reseller a non-exclusive right to provide Electronic Charging Services to Partner Customers on behalf of Partner, via the Charging Points to be installed at the Points of Sale, and which shall be operated and maintained by the Reseller in accordance with the provisions of this Agreement below.

4.     Stipulation of Validity of Agreement
       ------------------------------------

       4.1 The Parties shall jointly apply to the Commissioner for Restrictive Trade Practices (the "Commissioner"), within 14 days of the date of execution of this Agreement, for an exemption from approval of an arrangement in restraint of trade under section 14 of the Restrictive Trade Practices Law, 5748-1988.


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                                       7
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       4.3 Until the exemption is granted, the provisions of this Agreement shall apply, except for clauses 7, 8, 10.1.7, 10.5.2, 10.7, 12,
              13, 18.4.3 and Annex 3.9 (hereinafter: "the Remaining Provisions"), provided that clauses 7, 8, 9.11, 12 and 13.1 of the Previous Agreement (hereinafter: "the Preceding Provisions") shall apply instead of clauses 7, 8, 10.7, 12, 13 of the Remaining Provisions, respectively, until 22 June 2004 or until an exemption from the Commissioner is granted with regard of said Remaining Provisions, according to the earlier of the two. Should the requested exemption not be granted, or should the Commissioner prescribe conditions on an exemption that is granted, the Parties shall discuss entering into a new Agreement, within 14 days of the date of receipt of the Commissioner's decision as aforesaid. For as long as neither Party gives notice to the other Party of termination of the Agreement as set forth in clause 4.4 below, the provisions of this Agreement shall continue to bind the Parties, including the Preceding Provisions (unless either the exemption granted for said provisions expires or said provisions are replaced by the Remaining Provisions) and all Remaining Provisions approved by the Commissioner - if and to the extent that such provisions are approved.

       4.4 Should the Parties not succeed in reaching a new agreement within 30 days of the date on which the application for an exemption was rejected or was accepted conditionally, either Party may notify the other Party of termination of the Agreement. In such case, the provisions of clause 27 below shall apply.

       4.5 The provisions of clauses 4.3 and 4.4 above shall apply in respect of any renewal and/or extension of the exemption from approval during the term of the Agreement, if required, mutatis mutandis as the case may be.

       4.6 This Agreement is subject to approval of Partner's board of directors. Should Partner's board of directors not approve the Agreement by 15 April 2004, the parties shall negotiate a new agreement, and in the interim shall follow the provisions of the Previous Agreement which

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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              shall terminate, unless otherwise agreed by the Parties, on 31 December 2004 (subject to obtaining an extension for the exemption from the Commissioner) and the provisions of clause 27 below shall apply.

5.     The Previous Agreement and the Interim Period
       ---------------------------------------------

       Commencing on 1 January 2004 the Previous Agreement shall terminate and the provisions of this Agreement shall apply, subject to the provisions of clause 4 above.

6.     Status of Reseller
       ------------------

       6.1. The Reseller is an independent contractor and the relationship between the Parties is and shall be a relationship of customer/independent contractor and under no circumstances shall employer/employee relations and/or principal/agent relations come into being between the Parties.

       6.2. The Reseller shall be entitled to present itself as a reseller only, and shall not be entitled to bind Partner vis-a-vis customers and/or any third party, by way of its signature and/or in any other manner.

       6.3. In any event in which either of the Parties receives a demand and/or is sued and/or charged with any payment whatsoever due to the act of the other Party, the other Party hereby irrevocably undertakes to compensate and/or indemnify the first Party for any such payment and/or expense caused to it in this context immediately upon its first demand, provided that the first Party give notice in writing at least two weeks in advance of such demand and/or claim and/or charge, and the other Party did not object. Where the other Party objects, the matter shall be referred to the joint ruling of Mr. Zion Ginat, representing Partner, and Mr. Yossi Zvi, representing Superpharm, for a decision. Where these two fail to make a decision, the matter shall be referred to an arbitrator as set forth in clause 30
              below.                                                    --


                                       9
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       6.4. All persons and/or employees employed by the Reseller in selling Partner's Products, whether directly or through the Super Link chain, for the purposes of fulfilling its obligations, shall be its employees or shall be the employees of its franchisees, and not of any other person, and the Reseller shall be solely liable for payment of their salaries and all other payments applying to an employer under the franchise system of the Superpharm chain, and in accordance with the provisions of the law, including deductions and payments of income tax, national insurance, etc.

       6.5. The Reseller undertakes to compensate and/or indemnify Partner for any damage or expense incurred by it as a result of a claim filed by an employee or any third party in respect of the employer-employee relationship and in respect of the provisions of clause 6.4 above and clause 6.6 below. Partner shall notify the Reseller in writing of any such claim within a reasonable time from the date on which it became aware of its existence. The Reseller shall be entitled, at its discretion and at its expense, assume the management of the defense of any such claim on behalf of Partner. The Reseller shall not take any action without the prior written approval of Partner. Partner shall grant its approval as aforesaid for any action, provided that this does not harm Partner in any manner whatsoever. Partner undertakes to provide the Reseller and/or an advocate acting on its behalf with an appropriate power of attorney to handle such matter, to hand over any document, deliver any information and cooperate in any way to assist in the defense against any such claim.

       6.6. The Reseller shall bear all taxes and/or levies relating to its income and/or payments received and/or payments of income tax, national insurance, etc.


                                       10
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


7.     [*]

       7.1.   [*]

              7.1.1.  [*]

       7.2.   [*]

              7.2.1.  [*]

              7.2.2.  [*]

                      7.2.2.1. [*]

                      7.2.2.2. [*]

       7.3.   [*]

              7.3.1.  [*]

              7.3.2.  [*]

              7.3.3.  [*]

              7.3.4.  [*]

       7.4    [*]

8.     First Right of Refusal to Operate Sales Desk
       --------------------------------------------

       Partner shall be entitled to place a Sales Desk in a branch of a Retail Chain located in a Shopping Center in which the Reseller operates a Point of Sale of any kind whatsoever, provided that such is a temporary point only as provided in clause 8.1 below and that the Reseller shall be granted a first right of refusal to operate the Sales Desk in the following manner:

       8.1. Partner shall notify the Reseller of its intention to erect and operate a Mobile Counter or any other Sales Desk, as aforesaid, within 14 days,

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                                       11
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            way, in whole or in part, without prior written consent.


              or longer, from the date of such notice. The notice shall include the dates, days and hours of operation of the Sales Desk (hereinafter: the "Conditions of the Offer"). Such a Sales Desk shall be in place for no more than 60 days.

       8.2. Should the Reseller agree to operate the Sales Desk in accordance with the Conditions of the Offer, the Sales Desk shall be operated by the Reseller.

       8.3. Should the Reseller refuse or not give notice in writing of its consent to operate the Sales Desk under the Conditions of the Offer within 14 days of the date of receipt of the Offer, Partner shall be entitled to operate the Sales Desk immediately via any third party under operating conditions that are not more favorable to such third party than the aforesaid Conditions of the Offer.

9.     [*]

       9.1    [*]

              9.1.1.  [*]

              9.1.2.  [*]

              9.1.3.  [*]

              9.1.4.  [*]

       9.2.   [*]

              9.2.1.  [*]

              9.2.2.  [*]

              9.2.3.  [*]

              9.2.4.  Deleted.

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                                       12
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  Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              9.2.5.  [*]

       9.3    [*]

              9.3.1   [*]

              9.3.2   [*]

              9.3.3   [*]

              9.3.4   [*]

              9.3.5   [*]

       9.4    [*]

       9.5    [*]

              9.5.1   [*]

              9.5.2   [*]

       9.6    [*]

              9.6.1   [*]

              9.6.2   [*]

              9.6.3   [*]

10.    [*]

       10.1.  [*]

              10.1.1. [*]

              10.1.2. [*]

              10.1.3. [*]

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                                       13
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            way, in whole or in part, without prior written consent.


              10.1.4. [*]

              10.1.5. [*]

                      10.1.5.1. [*]

                      10.1.5.2. [*]

                      10.1.5.3. [*]

                      10.1.5.4. [*]

              10.1.6. [*]

              10.1.7. [*]

       10.2.  [*]

       10.3.  Deleted.

       10.4.  [*]

       10.5.  [*]

              10.5.1  [*]

              10.5.2  [*]

       10.6.  [*]

       10.7.  [*]

       10.8.  [*]

       10.9.  [*]

11.    Method of Payment
       -----------------

       11.1.  [*]

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                                       14
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            way, in whole or in part, without prior written consent.


       11.2.  [*]

       11.3.  [*]

       11.4. VAT as provided by law shall be added to every payment under this Agreement, with the exception of discounts on Swipe Cards, which are inclusive of VAT.

       11.5.  [*]

       11.6. Each of the above payments shall be made against receipt of a duly issued tax invoice.

12.    Exclusive Marketing of Partner's Products at Points of Sale
       -----------------------------------------------------------

       12.1. The Reseller shall not, during the term of the Agreement, deal in the resale of services of competing MRT networks, or in the marketing or sale of other cellular products that are not compatible for use on the Orange Network.

       12.2. During the term of the Agreement Partner shall not market its products in other Retail Chains engaged in the marketing of services and/or products of competing MRT networks. This clause shall not apply to Motorola and Eurocom Points of Sale outside Shopping Centers. For the avoidance of doubt, Partner shall not market its Products at Motorola and Eurocom stores located in Shopping Centers, during the term of this Agreement.

13.    Private Brand
       -------------

       13.1. During the term of this Agreement, Partner shall continue to issue and operate a private pre-paid brand to the Reseller (a designated card) under the brand name of "Life" or "Super Link" or such other name as may be agreed upon between the Parties, which shall only be sold at the Reseller's Stores.

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                                       15
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            way, in whole or in part, without prior written consent.


       13.2   [*]

14.    [*]

       14.1.  [*]

       14.2.  [*]

15.    Holding of Inventory at Points of Sale
       --------------------------------------

       15.1. The Reseller shall keep sufficient quantities of inventory for the purpose of the continuous supply of Partner's Products.

       15.2. The Reseller shall ensure that the open shelves intended for storage of inventory at the Points of Sale shall be full at all times. The Reseller shall be entitled to fill the shelves with empty boxes of Partner's Products.

16.    Costs of Operating Points of Sale
       ---------------------------------

       16.1.  [*]

       16.2. The Reseller alone shall bear the rental, management fees and other fees of any kind or type whatsoever to the owners of the Shopping Centers, and any tax, levy, payment or fee applicable, if any, to the Points of Sale.

17.    Costs of Construction, Erection, Design and Maintenance of Points of Sale
       -------------------------------------------------------------------------

       17.1.  [*]

       17.2.  [*]

       17.3.  [*]

       17.4. The Reseller shall ensure proper maintenance of the Points of Sale, including maintenance of the design look, fair wear and tear excepted.

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                                       16
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            way, in whole or in part, without prior written consent.


18.    Employees at Points of Sale
       ---------------------------

       18.1. Partner and the Reseller shall train those employees employed to sell Partner's Products (hereinafter: the "Sales
              Representatives"), and shall equip them with uniforms.

       18.2.  [*]

       18.3. Those Sales Representatives who work at the Reseller's Points of Sale and at Cellular Counters shall be employees of the Reseller and there shall be no employer-employee relations between them and Partner.

       18.4.  [*]

              18.4.1. [*]

              18.4.2. [*]

              18.4.3. [*]

              18.4.4. [*]

       18.5.  [*]

       18.6. The Sales Representatives shall be entitled to engage in the sale of other communication products provided that they are present at or near the Point of Sale during working hours and that they wear uniforms as set out in clause 19.

       18.7.  [*]

       18.8.  [*]

       18.9. In the event of the temporary absence of a Sales Representative from a Point of Sale, the Reseller undertakes to hang a legible sign stating "Back Soon" in a visible place at the Point of Sale. Points of Sale which

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              do not have such a sign and which are not manned shall be deemed to have been abandoned for at least half an hour.

       18.10. In the event that a Sales Representative is absent for a day or more, the Reseller undertakes to place a replacement Sales Representative at the Point of Sale. In the event that, due to multiple absences, the Reseller is unable to do so, the Reseller undertakes to give notice of such to Partner forthwith.

       18.11. [*]

       18.12. [*]

       18.13. [*]

19.    [*]

20.    Reseller Purchase of Partner's Products and Supply Procedures
       -------------------------------------------------------------

       20.1. The Reseller hereby undertakes to purchase Partner's Products and sell them to Customers. Partner shall provide the Reseller with a recommended consumer price list for Partner's Products, which shall be updated from time to time (the "Recommended Consumer Price").

       20.2. All the Reseller's orders of products from Partner shall be carried out using the agreements and forms employed by Partner at the time, and which are intended for use in the sale of Partner's Products to resellers, and all payments shall be settled. Partner undertakes to ensure that the Reseller has a constant and regular supply of products in accordance with its requirements, subject to limitations of shortage of inventory.


------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


21.    Customer Contracting Procedures
       -------------------------------

       21.1. The Reseller undertakes to sell the Products together with MRT services only to customers who are end users, who sign all forms and agreements with Partner as may be in force from time to time.

       21.2. Activation of MRT services for any product sold to an end user, identification of the customer and the method in which the customer executes an agreement for the supply of services with Partner, treatment of trade-in arrangements and transfer of contracting documents with new Subscribers to Partner shall be effected in the manner set out as follows (in clauses 21.3-21.7 - post products only):

       21.3. The Reseller shall identify a new Subscriber (over the age of 18) by way of identification card or driver's license, with photograph. The Reseller shall verify that the new Subscriber's identity number has been written on the relevant forms.

       21.4. Where the new Subscriber is a corporation, the new Subscriber shall present the Reseller with the corporation's certificate of incorporation and an attorney's letter to the corporation's accountant regarding those persons authorized to bind the corporation and their mode of signature on behalf of the corporation. The Reseller shall verify that the execution by the corporation of all relevant documentation shall be made in accordance with the approval of the corporation's attorney or accountant after the persons signing the documents have been identified and by endorsing the documents with the corporation's stamp.

       21.5. Where a new Subscriber is a business and/or a non-registered corporation, identification shall be effected by way of an identity card/driver's license with a photograph, and a note shall be recorded on the registration and contracting forms of both the name of the signatory identified as aforesaid, and the name of the business/unregistered corporation.

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       21.6. In the event of marketing a Communications Package which includes a trade-in, the Reseller shall effect the trade-in in accordance with the conditions of the Communications Package only, and in accordance with the procedures and provisions regarding trade-ins as prescribed in writing by Partner from time to time.

       21.7. The Reseller shall be responsible for collecting the documents that the new Subscribers have signed, and shall deliver them to Partner at Partner's first demand, in accordance with the collection procedures prescribed by Partner in writing from time to time. The Reseller shall not be entitled to delay delivery to Partner of any document signed by a new Subscriber, for any reason whatsoever.

       21.8. The Reseller shall make an outgoing call from each Prepaid Terminal Unit sold by it to a customer, before delivering it to the customer.

       21.9. The Reseller shall issue a receipt/invoice for each sale transaction of a Prepaid Terminal Unit. Partner shall be entitled to peruse such records.

22.    Purchase of Prepaid Terminal Units
       ----------------------------------

       22.1. Partner shall provide the Reseller with Prepaid Terminal Units at the order of the Reseller, and subject to approval of each order, in whole or in part, by Partner, for their resale to end users.

       22.2. The Reseller undertakes to sell the Prepaid Terminal Units to end users in their original packaging, without breaking them down into their various components. In particular, the Reseller undertakes to sell the Prepaid Terminal Units only together with Prepaid Packages, not to replace the designated SIM card in the Terminal Unit with any other SIM card, and not to remove or conceal any legal or marketing material on or inside the packaging.

       22.3. The Reseller shall not sell Prepaid Terminal Units to entities whom the Reseller has reasonable grounds to believe that those entities do not

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              intend to use the Prepaid Terminal Units for the use for which they were intended, but rather for purposes of commerce and fraud.

       22.4.  [*]

       22.5. Partner may distribute a Recommended Consumer Price list for all types of Prepaid Terminal Units, and update such from time to time at its absolute discretion.

       22.6. The Reseller shall not be entitled to return to Partner Prepaid Terminal Units purchased by it. Title to the Prepaid Terminal Units shall pass to the Reseller on the date of supply to the Reseller. Notwithstanding the provisions of this clause, each Quarter the parties shall discuss exceptional circumstances regarding return of Terminal Units, if and to the extent agreed upon between the Parties.

       22.7. Partner reserves the right to amend the method of sale regarding prepaid products during the term of the Agreement, and the Reseller shall not have any claim and/or suit against Partner in respect thereof.

23.    Swipe Cards
       -----------

       23.1. Partner shall provide the Reseller with Swipe Cards in such amounts and such values as the Reseller may order from time to time, subject to the provisions of this clause.

       23.2. The Reseller undertakes to sell the Swipe Cards in their original packaging, without opening the packaging and without making any change to the Swipe Cards. In particular, the Reseller undertakes not to remove or conceal any legal or marketing material that might appear on or inside the packaging of the Swipe Cards.

       23.3. The price set out on a Swipe Card marks the amount of credit (in New Israeli Shekels) in the account of the user of a Prepaid Terminal Unit to

------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              make calls on the Orange Network in Israel. The price set out on the Card is also the Recommended Consumer Price.

       23.4. The Reseller shall not be entitled to return Swipe Cards purchased by it to Partner. Title to the Swipe Cards shall pass to the Reseller on the date of supply.

24.    Joint Marketing and Advertising Activities
       ------------------------------------------

       24.1.  [*]

       24.2.  [*]

       24.3.  [*]

       24.4. Any advertisement containing the Reseller's name shall be shown to the Reseller for its approval a reasonable time prior to its publication.

       24.5.  [*]

       24.6. Partner shall inform the Reseller of marketing activities, plans and special offers first, before all of Partner's other distribution channels.

25.    Intellectual Property and Trade Names
       -------------------------------------

       25.1. The Reseller is not entitled to use Partner's trade and brand name (either those currently in existence or any that may come into existence in the future), or Partner's name in its advertisements, in signs at Super Link stalls, or in any other place, without the prior written consent of Partner. For the avoidance of doubt, it is declared that Partner's placing of signs in the Super Link stalls constitutes consent for the purposes of this clause.

       25.2. The Reseller undertakes that the provisions of this clause shall be strictly maintained at all of the Super Link stalls.

------------------
* Certain information on this page has been omitted and filed separately with the Commission. Confidential Treatment has been requested with respect to the omitted portions.

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       25.3. Any advertising of Partner's Products, on the part of the Reseller, of any kind or type whatsoever, regarding the activity the subject of this Agreement and marketing at all Points of Sale, including with respect to the type and content of any advertisement, shall be carried out upon consultation with and prior approval of Partner.

       25.4. Each Party is the owner of all of the intellectual property in its name and brands, and in particular Partner shall have the rights in the name "Orange" and the Reseller shall have the rights in the "Superpharm" and "Super Link" brands, wholly and exclusively, and the provisions of this Agreement shall not afford either Party any right in the intellectual property of the other Party, with the exception of use for the purpose of marketing and sale under this Agreement.

       25.5. Rights Reserved: Each Party owns all of the rights, including the intellectual property rights, in the information transferred by it to the other Party, which shall not be entitled to make any use of such information other than for the purpose of performing this Agreement. For the purpose of the relationship between the Parties, information transferred by Partner relating to the creation of an interface with its Systems, shall be deemed to be Partner's confidential proprietary information.

26.    Confidentiality
       ---------------

       Throughout the term of this Agreement and even after termination thereof, the Parties shall maintain full and absolute confidentiality and shall make no use - other than for the purpose of fulfillment of their undertakings under the provisions of this Agreement or under the provisions of any law - of any commercial information regarding sales, marketing and distribution and any other commercial information of the other Party not in the public domain, which it acquired during the course of its activities under this Agreement.

       For the purpose of performance of their obligations under this clause, the Parties undertake to sign, and to have their employees or other person acting on their

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       behalf who might come into contact with confidential information sign, a non-disclosure agreement in the form attached to this Agreement as Annex 26, and to take such steps as may be required in order to enforce performance of such undertaking.

       The Parties agree that upon termination or expiration of this Agreement, they shall, upon demand, return all materials, in any form whatsoever, which might contain or which might disclose any confidential or proprietary information owned by the other Party and relating to this Agreement.

27.    Term of Agreement
       -----------------

       27.1. Subject to the provisions of clause 4 above, this Agreement shall be in force as of 1 January 2004 and until 31 December 2005, and shall be automatically renewed each year for a further period of one year (hereinafter: the "Extended Term") unless one of the Parties gives prior notice of at least 90 days in advance before the end of the term of the Agreement or of the Extended Term, to the other Party (hereinafter: an "Exit Point") as the case may be, that it wishes not to extend the Agreement. A notice not delivered up to 90 days before a particular Exit Point shall apply to the next Exit Point.

       27.2. Taking into account the Parties' investments in the Points of Sale and in particular the costs of set up, the Parties agree that in the event that a Party gives notice to the other Party of termination of this Agreement under circumstances which permit it to do so by virtue of clause 4 above, or in accordance with clause
              27.1 above, the following provisions shall apply:

       27.3. Should either Party give notice to the other Party that it wishes not to extend the Agreement as aforesaid, the Reseller may elect one of the two following alternatives, within 14 days of the date of the notice of termination of the Agreement:

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              27.3.1. To repay Partner the sum equal to the proportionate part of Partner's investments in the Super Link Stores. The ratio between the periods shall be calculated as the ratio between the number of months remaining to the end of 36 months of activity for each Store from the date of opening of such store, and 36 months. The sum to be paid shall be calculated as the product of the ratio between the periods, in the amount of Partner's investment in each Store. On the date of payment, as aforesaid, exclusive title to the Super Link Stores and all of the rights and obligations deriving therefrom, shall be transferred to the Reseller.

              27.3.2. To instruct Partner to pay it an amount equal to the proportionate part of the Reseller's investments in the Super Link Stores, which shall be determined as the product of the ratio of the periods by the amount of the Reseller's investment in the Stores, as set out in clause
                      27.3.1 above. In consideration, the Reseller shall transfer title in the Super Link Stores to Partner, on the date of payment, and in particular all of the rights and obligations applying to the Reseller by virtue of operating and owning the Stores shall be transferred and/or assigned to Partner by the Reseller. The Reseller shall insert a clause in the agreements for lease of the Super Link Stores stating that the Reseller shall be entitled to transfer or assign its rights and obligations under the agreement for lease to Partner.

              27.3.3. For the purposes of this clause, the Reseller shall be deemed to have invested a sum identical to the sum invested by Partner in each and every Store by virtue of clause 17 of this Agreement.
                             --

       27.4. It is clarified that in the event of termination of the Agreement for any reason whatsoever, the Reseller shall transfer its rights and obligations under the agreements for lease of the Independent Counters existing as at the date of termination to Partner, for no consideration. The Reseller

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              shall insert a clause in the agreements for lease of the Counters stating that the Reseller shall be entitled to transfer or assign its rights and obligations under the agreement for lease to Partner. In any event in which a problem arises with the lessor regarding assignment of rights and obligations as set out above, the Reseller shall use best endeavors in order to allow Partner to lease the Counters from it by way of sub-lease, on conditions no less favorable to the sub-lessee than the conditions applying to the Reseller under the agreement for lease between the Reseller and the lessor.

       27.5. All payments under clause 27.3 above shall be linked to the Index, from the date of their issue until the date of actual payment in full. All payments, and all of the acts involved in transferring possession and title to the Stores and the Independent Counters, as the case may be, shall be made within 60 days of the date on which the Reseller gives notice of which alternative it has chosen.

       27.6. Notwithstanding the provisions of the first part of clause 27 above, the Parties may rescind this Agreement immediately in any event in which either of the Parties fundamentally breaches any of its obligations under this Agreement, and fails to remedy such breach within 30 days of the date on which the other Party demanded remedy of the breach and/or when a Party is unable to pay its debts and/or where winding up proceedings and/or receivership proceedings of any kind whatsoever have been commenced in respect of such Party, and are not cancelled within 30 days of the date of commencement thereof.

       27.7. All of the provisions of this Agreement and its Annexes shall apply during the Extended Term, unless otherwise expressly stated.

       27.8. Should this Agreement end for any reason whatsoever, the Reseller shall dismantle the Departments in the Reseller's Stores and the Frontal Counters, return to Partner the equipment and inventory located at the Points of Sale, the Counters themselves and equipment installed by

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              Partner, as well any material accumulated by the Reseller for the purposes of this Agreement, including lists of Partner's customers and any other details about them. Partner shall be entitled to enter the Reseller's premises, upon reasonable prior notice, in order to take Partner's equipment and inventory.

       27.9. Nothing in this Agreement shall derogate from Partner's right to cease providing the Services to any Customer at its discretion and in accordance with such agreements as it may make with the Customer, and the Reseller shall not have any claim in respect of the fact that the Services to any Customer were terminated by Partner.

       27.10. Amendment of Laws: Any amendment to the license to operate the Orange Network, and any amendment to any laws, regulations, rules or instructions which may affect this Agreement, shall oblige the Parties to act in a reasonable manner and where necessary to adjust to the new circumstances. Where any such adjustment makes performance of this Agreement unreasonably onerous, either Party may rescind the Agreement upon 30 days prior written notice, and the other Party shall be estopped from raising any claim, demand or suit in this regard against the rescinding Party.

28.    Limitation of Liability
       -----------------------

       28.1. Neither the Parties nor their suppliers shall bear any liability for any incidental damage, consequential damage (including, without limitation, damage stemming from a disturbance to management of the business or from loss of business data), special damage or accidental damage, or for loss of profits or income, to the extent that such relates to this Agreement.

       28.2. Neither Party shall be liable to the other Party for damage caused as a result of circumstances of force majeure, which, for the purposes of this clause, shall include acts committed by third parties beyond the reasonable control of the affected Party.

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


29.    Deleted.

30.    Arbitration
       -----------

       30.1. Any dispute in respect of this Agreement, and its validity, existence, performance or termination shall be referred to a single arbitrator for his decision (hereinafter: the "Arbitrator"). Either Party shall be entitled to contact the other Party with a request for appointment of an arbitrator as aforesaid, and the Parties shall mutually decide on the identity of the Arbitrator. Should the Parties fail to reach consent on the identity of the Arbitrator within 7 days of the date of the request, either of them may apply to the Chairman of the Israel Bar Association and request appointment of an arbitrator as aforesaid.

       30.2. The Arbitrator shall be exempt from the rules of procedure and evidence, but shall be subject to substantive law.

       30.3.  The Arbitrator shall be required to give reasons for his ruling.

       30.4. The Arbitration shall only take place either in Tel Aviv or Herzliya.

       30.5. This clause constitutes an arbitration agreement for all intents and purposes as defined in the Arbitration Law, 5729-1968.

31.    General
       -------

       31.1. Any act required to be done under this Agreement, the doing of which requires a license or permit under any law, shall be carried out subject to the grant of such permit as aforesaid, without derogating from the undertakings of the Parties under this Agreement.

       31.2. The Reseller hereby declares that it keeps books in accordance with the Public Bodies (Transactions) (Enforcement of Bookkeeping and Payment of Tax Liabilities) Law, 5736-1976, and that it shall provide Partner with a certificate regarding bookkeeping under the above Law, or an exemption from the requirement to keep books under such Law. For the avoidance of doubt, it is clarified that this undertaking shall be a

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                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


              condition for the performance of Partner's obligations under this Agreement.

       31.3. This Contract shall be governed by the laws of the State of Israel and the competent court in the district of Tel Aviv-Yafo shall have exclusive jurisdiction with respect thereto.

       31.4. Partner shall be entitled to carry out audits - spot checks, planned checks or periodical checks - in order to ensure performance of this Agreement by the Reseller. The Reseller shall immediately implement Partner's comments in respect of the quality of performance of the acts set forth in this Agreement.

       31.5. Neither Party may transfer or assign any of its rights or obligations under this Agreement, and no such transfer or assignment shall be valid unless the consent for such is received in writing and in advance from the other Party, all subject to Superpharm's franchise method.

       31.6. Entire Agreement: This Agreement encompasses all agreements, representations and declarations by the Parties. Any representation or understanding, written or verbal, not expressly set forth in this Agreement, shall be deemed null and void.

       31.7. No Waiver: No waiver, amendment or variation of this Agreement by act, omission or conduct shall have any force unless expressly approved in writing by both Parties.

       31.8. Those provisions of this Agreement concerning confidentiality, limitation of liability, insurance, indemnity and the "general" clause shall remain in force even after termination of the Agreement.

       31.9. All the Parties' undertakings under this Agreement are subject to the provisions of any law, and neither Party shall be deemed to be in breach in the event that it fails to fulfill its undertakings under this Agreement due to any judicial order preventing it from doing so, or due to any other legal impediment.

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                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


       31.10. The addresses of the Parties for the purposes of this Agreement shall be as follows:

              Partner:                8 Amal Street, Rosh Ha'ayin

              Superpharm:             16 Shenkar Street, Herzliya Pituach

              Or any other address notified by one Party to the other Party at least fifteen (15) days in advance.

       31.11. All notices delivered by one Party to the other under or by virtue of this Agreement shall be in writing and may be delivered by any means of delivery possible (save for notices in respect of which special provisions have been made under this Agreement).

       31.12. A notice as aforesaid sent by registered mail shall be deemed to have reached its destination four days after the date of its dispatch as aforesaid; a notice as aforesaid sent by facsimile and/or by courier before 12:00 pm shall be deemed to have reached its destination on the date of transmission and/or delivery as aforesaid, as the case may be, and if after 12:00 pm, to have reached its destination on the following business day, to the above addresses.

                                 -CONFIDENTIAL-
    This document contains proprietary information of Partner Communications Company Ltd. and may not be reproduced, copied, disclosed or utilized in any way, in whole or in part, without prior written consent.


               In witness whereof, we have hereunto set our hands:





/s/ Amikam Cohen, /s/ Haim Romano
/s/ Zion Ginat                              /s/ Mr. Lior Rotblit


--------------------------------            ----------------------
Partner Communications Company Ltd.         Superpharm (Israel) Ltd.

By Messers. Amikam Cohen, Haim Romano       By Mr. Lior Rotblit
and Zion Ginat

                                   Annex 2.10

Other Telecommunications products At Supr-Link
----------------------------------------------

1.     Local Telephony (Not cellular)
       ------------------------------

       (a)    Home telecommunications packages
       (b)    Dialing cards
       (c) Lined telephone devices; table, wireless, home operators and facsimile

2.     International Telecommunications
       --------------------------------

       (a)    Telecommunications packages
       (b)    Dialing cards

3.     Computer and Internet
       ---------------------

       (a)    download packages
       (b)    Download cards - prepaid
       (c)    Digits
       (d)    Modems
       (e)    Hand Computers
       (f)    Digital pictures process and internet albums

4.     Television and Entertainment packages
       -------------------------------------

       (a)    Packages for television subscribers in cables and satellite
       (b)    Home entertainment set (i.e. playstation)

5.     Cellular accessories for all devices models in the market
       --------------------

                                   Annex 2.39





TOP UP


Service Level
Agreement (SLA)






      NOTICE


      This document contains confidential material proprietary to PARTNER. Any unauthorized, reproduction, use or disclosure of this material, or any part thereof, is strictly prohibited. This document is solely for the use of PARTNER employees and any authorized customers PARTNER reserves the right to make changes in the specifications at any time and without notice.


      Copyright (C) 2000 PARTNER.



PARTNER Proprietary Information                                     Page 2 of 40

                                Table of Contents

1. Introduction................................................................4

2. Description of Services.....................................................4

3. Summary of Services.........................................................4

4. Terminology.................................................................5

5. Software Maintenance and Support Services...................................5

   5.1. General................................................................5

   5.2. INSPECTION AND ACCEPTANCE..............................................5

6. Systems Availability........................................................7

7. Technical Assistance Center (TAC)...........................................7

   7.1. Hot Line Service.......................................................7

   7.2. Help Line Support......................................................7

8. Problem Reporting...........................................................7

9. Problem Details.............................................................8

10. Problem Resolution.........................................................8

   10.1. Critical Problems.....................................................8

   10.2. Major Problems........................................................8

   10.3. Minor Problems........................................................8

11. Subcontracts...............................................................9

1. Escalation Procedure.......................................................12

2. Service Call Procedure.....................................................12

   2.1. Support Call Initiation...............................................12

      2.1.1. Trouble Report...................................................12

   2.2. Support Call Closing..................................................13

      2.2.1. Periodic Report..................................................13

      2.2.2. Problem Analysis.................................................13

      2.2.3. Recovery Report Analysis.........................................13

      2.2.4. Log Analysis.....................................................13

      2.2.5. Problem Verification and Analysis................................13



PARTNER Proprietary Information                                     Page 3 of 40

1.     Introduction



This document is a Service Level Agreement ("SLA") for the Services that will be provided by the SUPPLIER to Partner with respect to the TopUP system as defined in the contract "Dealer Agreement". This Agreement is an appendix to the License Agreement.



2.     Description of Services


The table below highlights some of the key services that will be provided by SUPPLIER

3.     Summary of Services


======================================= ========================================
                                        Services
Service Content
======================================= ========================================
Hardware Fix and Replacement            [Check mark]
--------------------------------------- ----------------------------------------
Software Maintenance                    [Check mark]
& Updates
--------------------------------------- ----------------------------------------
Software Maintenance Releases           [Check mark]
--------------------------------------- ----------------------------------------
Help Line                               [Check mark]
--------------------------------------- ----------------------------------------
Technical Assistance Center (TAC)       24 hours, 7 days a week (as long as 95%
                                        of the stores are open)
======================================= ========================================
             Response Time

======================================= ========================================
Critical Problem                        1hour
--------------------------------------- ----------------------------------------
Major Problem                           4 hours
--------------------------------------- ----------------------------------------
Minor Problem                           48 hours
======================================= ========================================



PARTNER Proprietary Information                                     Page 4 of 40

4.     Terminology


For definitions of terms used in this SLA see Part 2 - Appendix A


5.     Software Maintenance and Support Services




GENERAL


It is agreed that SUPPLIER should support and update the TopUP system as required supporting the following:

   o All the functionality and environment initially supplied and tested during the ATP and/or described in the initially supplied documentation

   o All the functionality and environment paid for by Partner or otherwise provided by SUPPLIER or an approved third party for SUPPLIER Products.

INSPECTION AND ACCEPTANCE


It is agreed that Partner will perform the ATP for software updates with a remote assistance from SUPPLIER. If the ATP fails Partner will ask for an on-site presence from SUPPLIER. SUPPLIER will dispatch an engineer within a week from Partner's request.
SUPPLIER is responsible for doing the ATP for software upgrades.
For Each ATP, SUPPLIER will provide the proper documents and tools for successful ATP completion.

Upon the Completion of the installation and integration of each piece of the System, the Parties shall perform a functionality test pursuant to the criteria and procedures set forth in the ATP. The criteria and procedures included in
                                ---
this Annex will include among others, the following principals: (i) functionality tests; (ii) Load tests; (iii) Hebrew and English tests in phase I. Phase II will support Arabic Russian as well.


       a. Upon completion of installation and integration of the System at the interface, SUPPLIER shall carry out and complete the Acceptance Tests, in accordance with the provisions of the ATP, as prepared by SUPPLIER and approved by Partner, and shall provide all the resources that are required in order to perform such Acceptance Tests, including, without limitation, personnel, testing equipment etc. Provided, that upon SUPPLIER 's request, Partner shall provide SUPPLIER with technical assistance necessary for SUPPLIER to carry out the Acceptance Tests. SUPPLIER shall give Partner 10 working days prior written notice of its intention to conduct the



PARTNER Proprietary Information                                     Page 5 of 40

              Acceptance Test, indicating the time and place of conducting the same, neither of which may be changed without the Partner's prior written consent. Partner shall be entitled to participate in the Acceptance Tests in the manner and to the extent it wishes at its sole discretion. During the performance of the Acceptance Tests Partner shall be entitled, inter alias, to give reasonable instructions to SUPPLIER and to inspect any step of the process; SUPPLIER undertakes to fully co-operate with Partner and comply with any such instructions given by Partner. The performance by SUPPLIER of the Acceptance Tests shall, in any event, be subject to the SUPPLIER complying with Partner's requirements in relation to security and reasonably minimizing disruption to the business of Partner.

       b. Upon the completion of the Acceptance Tests, SUPPLIER shall prepare a detailed report designed to clearly verify whether all of the Acceptance Tests were successfully completed (in accordance with the Acceptance Criteria) or not and shall provide Partner with such report. If all of the Acceptance Tests were not successfully completed, the report shall specify the unsuccessful Acceptance Tests and state what remedial actions are needed in order to successfully complete all of the Acceptance Tests. In the absence of disagreement, both parties shall sign the report.

       c. Within 21 working days from completion of the Acceptance Tests and the submission of the report to Partner, Partner shall give the SUPPLIER a written notice stating in detail whether or not, in the opinion of Partner, the Acceptance Criteria for the System were fully met

       d. The Acceptance Tests are successfully completed when either (i) the jointly signed report verifies that all of the Acceptance Tests were successfully completed, or (ii) all of the outstanding problems and all other faults specified in the report or in Partner's rejection notice have been fully remedied to Partner's full satisfaction, as shall be evidenced by a jointly signed amended report (which, for the avoidance of doubt, shall not constitute the Acceptance Certificate).

       e. Subsequent Acceptance with regard to any new element installed, integrated or otherwise incorporated in the System subsequent to the Acceptance shall be conducted in accordance with the procedure set out in this clause above.

Without limiting SUPPLIER 's obligation to meet the Specifications and the Delivery Project Schedule, remedy of any failures or deviations referred to in this clause and repeated tests shall be accomplished by SUPPLIER at its cost, by not later than 7 working days after receipt by SUPPLIER of a notice to remedy the same.

If SUPPLIER fails to remedy any such failures or deviations within the relevant period and such particulars remain un-remedied after Partner's written notice to that effect, Partner may elect to have any or all such Failures or Deviations remedied through other means with prior written notice to SUPPLIER, in which event SUPPLIER shall pay the cost incurred by Partner in doing so.



PARTNER Proprietary Information                                     Page 6 of 40

6.     Systems Availability


The Systems availability shall be no less than 99.995%, where "unavailable" is defined as any degradation of providing System's services to Partner's subscribers.


7.     Technical Assistance Center (TAC)


HOT LINE SERVICE


The purpose of this service is to provide a fast and efficient mean for assisting Partner to resolve Critical, Major and Minor Problems. The TAC Hot Line is accessible by telephone, fax and e-mail, available 24 hours a day, seven days a week.


HELP LINE SUPPORT


In addition to providing problem-solving support through TAC Hot Line Service, SUPPLIER 's TAC will handle situations in which Partner's need for assistance does not result from System problems. The TAC will ensure response to questions and provide support with respect to System applications as well as system administration and provisioning and Level 1 support issues (including the installation of Software Maintenance Releases, the adjustment of system parameters, and the performance of System diagnostics).

8.     Problem Reporting


Partner's NMC is the single point of contact for service needs. Its major
-------------------------------------------------------------------------
function's are as follows:
--------------------------

       a) Open and maintain tickets for all problems in the fault tracking system and coordinate resolution of all problems. For tracking purposes, SUPPLIER will provide an SPR (Service Problem Report) number.

       b)     Notify Partner and SUPPLIER of unresolved problems.

       c)     Keep Partner updated until problem has been resolved.

       d) Establish and maintain Partner profile and support plan in the problem tracking system.



PARTNER Proprietary Information                                     Page 7 of 40

       e) Collect and deliver SUPPLIER with information on the Problem logs and status and results of Partner's tracking or internal resolution process.

9.     Problem Details


When reporting a service problem, Partner will provide the following details:

Caller name
Company
Phone number and mobile phone number (if exists)
Problem description (including problem scenario, error messages or other relevant information)
Problem severity


10.    Problem Resolution


SUPPLIER shall use its best efforts to correct System problems within the resolution time frames set forth below. Fixes may be supplied as Software Maintenance Releases, temporary patches, and/or work-around.


CRITICAL PROBLEMS

SUPPLIER will resolve Critical Problems promptly and without delay. SUPPLIER 's engineers will work continuously with the highest priority until the full operation of the System is restored. If a Critical Problem cannot be resolved within 4 hour after starting resolution process, SUPPLIER will dispatch an engineer to Partner's site in Israel under the confirmation of SUPPLIER and Partner. The dispatch of Supplier's engineer to Partner, will not derogate, in any mean, the continuous efforts to resolve the Critical problem within a minimum period.


MAJOR PROBLEMS

SUPPLIER will resolve and/or implement a temporary fix or work around solution for a Major Problem in not more than 3 days from the time the problem is reported to SUPPLIER TAC. Within 1 day of a Major Problem being reported, SUPPLIER will submit to Partner a plan of action to resolve the problem and a timetable for implementing the resolution.


MINOR PROBLEMS

SUPPLIER will resolve Minor Problems in the Software Maintenance Release issued no more than 3 months after such Problems have been reported. Software Maintenance Releases will be issued four times a year.


PARTNER Proprietary Information                                     Page 8 of 40

11.    Subcontracts


SUPPLIER shall have the right to subcontract any services under this Agreement, but will assure that such services are performed in accordance with this Agreement. In any case, SUPPLIER shall always remain primarily responsible for its and for its subcontractors' obligations under this SLA and the License Agreement.



PARTNER Proprietary Information                                     Page 9 of 40

Part 2 - Appendices
-------------------



Appendix A:


Definition of Terms




ATP - Acceptance Test Procedures, The document, which specifies the procedures and Criteria for the tests that are needed to be done in order to commit that the System complies with the performs in accordance with the software update and/or software upgrade documents. Document should be supplied by supplier for each version.

Critical Problem - a defect or problem (i) that results in a complete System failure, or (ii) that creates a disturbance in the System's functionality resulting in a capacity decrease of more than 5%, or (iii) a billing/charging function disturbance - stops working or is seriously affected, or (iv) System restarts and/or resets resulting in loss of any subscriber data. A Critical Problem that has been circumvented or avoided on a temporary basis will be considered a major problem.

Major Problem - a defect or problem that (i) creates a disturbance in the System's functionality resulting in a capacity decrease of less than 5%, or (ii) severely impairs system administration or major maintenance functions, (ii) results in a significant increase in complaints from end-users (iii) results in intermittent failure of subscribers' services, or (iv) causes System restarts and/or resets resulting in loss of some subscriber function or service more than once per day.

Minor Problem - a defect or problem that is not Critical Problem or Major
Problem.

Documentation - cash register manual.

Hardware - system architecture.

Fix - A problem resolution, which results in the System running in a stable manner.


Product: the encapsulation of software, hardware and supporting infrastructure that implement the functionality supplied by SUPPLIER to Partner, as described in the manuals that are delivered and accepted by Partner, and that adheres to performance and capacity requirements agreed between Partner and SUPPLIER.

Response Time - the time interval from receipt of Partner notification of a problem by SUPPLIER 's TAC to the beginning of SUPPLIER 's analysis of the problem.


--------------------------------------------------------------------------------
    22 Kanfei Nesherim St., P.O. B. 34281, Jerusalem 91341, Tel: 02-6556111;
                          Fax: 02-6515330 297815 /5698

Services - Support and maintenance services



Software Maintenance Release - a release issued to remedy existing known Software problems. Software Maintenance Releases shall be made available by SUPPLIER from time to time as SUPPLIER determines is appropriate to maintain the efficacy of the System.

Systems - collectively Hardware and Software supplied by SUPPLIER or its affiliated companies to Partner as part of the "Top UP system," including Partner test system.

Technical Assistance Center (TAC) - the TAC shall be located at SUPPLIER 's headquarters or at selected satellite locations as identified in SLA agreement. The TAC is the Hot-Line communication channel for the SLA of Applications systems. All the SLA process will start after receiving the Request Call in this TAC. The TAC will be operated with 24 hours, 7days a week.

SLA - The SLA (Support Level Agreement) is a support service offered by SUPPLIER , which will be applicable when the problem is occurred in Applications systems during Partner's maintenance and operation of the Systems.



PARTNER Proprietary Information                                     Page 2 of 40

Appendix B:


Procedures



1.     Escalation Procedure


Partner may escalate any problem that is not resolved in timely fashion by alerting any of the following SUPPLIER managers. The recommended escalation path is as follows:

---- ---------------------- -------------------- --------------- --------------- ----------------------------
No   Level                  Name                 Tel. # Mobile   Tel # Office    E-Mail
---- ---------------------- -------------------- --------------- --------------- ----------------------------
1    Support Manager        Orange NMC                           067-814555      nmc.plannedwork@orange.co.il
---- ---------------------- -------------------- --------------- --------------- ----------------------------
2    Project Manager        Ayala Haviv-Barasch  054-817921      067-81          Ayala.hb@orange.co.il
                                                                                 ---------------------
---- ---------------------- -------------------- --------------- --------------- ----------------------------
3    Director               Tito Leguisamo       055-246753      067-816753      Tito.beguisamo@orange.co.il
                                                                                 ---------------------------
---- ---------------------- -------------------- --------------- --------------- ----------------------------
4    AVP Partner Support    Baruch Fogel         054-817372      067-817372      Baruch.fogel@orange.co.il
     Services
---- ---------------------- -------------------- --------------- --------------- ----------------------------



2.     Service Call Procedure


SUPPORT CALL INITIATION


2.1.1.   Trouble Report

Reports of Critical Problems shall be made promptly by the System Supervisor or SUPPLIER certified engineer by phone to the TAC Hot Line number specified below. A Trouble Report form will be submitted following every such call and in connection with every problem reported to SUPPLIER. Each written report shall include a Partner reference number. Written reports will be submitted on SUPPLIER "Trouble Report" forms or Partner forms approved by SUPPLIER.

In the event of an emergency, if the main telephone number is not answered promptly because of technical or other difficulties, alternate support telephone numbers provided below will be called. For follow-up purposes, SUPPLIER will issue a Trouble Ticket Number.



PARTNER Proprietary Information                                     Page 3 of 40

       --------------------------------------------- ---------------------------
       Technical Assistance Center number:            [xxx-xxx-xxxx]
       --------------------------------------------- ---------------------------
       Technical Assistance Center fax number:        [xxx-xxx-xxxx]
       --------------------------------------------- ---------------------------
       Technical Assistance Center E-mail:            [xxx-xxx-xxxx]
       --------------------------------------------- ---------------------------
       SUPPLIER Help Line number:                     [xxx-xxx-xxxx]
       --------------------------------------------- ---------------------------
       Alternative emergency support number:          [xxx-xxx-xxxx]

       --------------------------------------------- ---------------------------

SUPPORT CALL CLOSING


Upon resolution of a problem, SUPPLIER will contact and inform Partner about the solution and receive its approval to the suggested solution.

2.1.2. Periodic Report

SUPPLIER will summarize all open and closed SPR in a monthly report that will be sent promptly to Partner.

2.1.3. Problem Analysis

Partner will provide and install such reasonable troubleshooting tools as may be suggested and provide F.o.C by SUPPLIER in the course of problem investigations, and will cooperate fully with SUPPLIER in the problem identification and analysis process.

2.1.4. Recovery Report Analysis

Partner shall forward to SUPPLIER Recovery Reports generated by the System. SUPPLIER will analyze all Recovery Reports and initiate corrective actions as required.

2.1.5. Log Analysis

From time to time, SUPPLIER may recommend the activation of event logs that are incorporated into the System and which may be monitored and collected by an external computer as part of the problem analysis process. Partner shall forward the reports of such logs to SUPPLIER for analysis.

2.1.6. Problem Verification and Analysis

SUPPLIER will attempt, based on information obtained from Partner and information collected via remote access to reproduce reported problems on its test systems.


PARTNER Proprietary Information                                     Page 4 of 40

                                    Annex 3.1

                           Super-pharm points of sale
                           --------------------------



------------ ------------------------------------ ------------------------------
    No.                 Name of point                    Stand category

------------ ------------------------------------ ------------------------------
     1                    Park Mull                       Service point
------------ ------------------------------------ ------------------------------
     2                  Hadarim Mall                      Frontal desk
------------ ------------------------------------ ------------------------------
     3                  Margalit Mall                     Frontal desk
------------ ------------------------------------ ------------------------------
     4              Giron Center Ashkelon                 Frontal desk
------------ ------------------------------------ ------------------------------
     5         Rotchild Center Rishon Le-Zion             Frontal desk
------------ ------------------------------------ ------------------------------
     6                   Ashdod Mall                      Frontal desk
------------ ------------------------------------ ------------------------------
     7                  Ha'zahav Mall                     Frontal desk
------------ ------------------------------------ ------------------------------
     8                   Chulon Mall                      Frontal desk
------------ ------------------------------------ ------------------------------
     9            City Gate Rishon Le-Zion            Frontal desk (inside)
------------ ------------------------------------ ------------------------------
     10                 Maale Edomim                      Frontal desk
------------ ------------------------------------ ------------------------------
     11                  Ramle Mall                       Frontal desk
------------ ------------------------------------ ------------------------------
     12                 Tel-Ha'Shomer                 Frontal desk (inside)
------------ ------------------------------------ ------------------------------
     13                   Ha'Amakim                       Frontal desk
------------ ------------------------------------ ------------------------------
     14                 Kiryat Shmona                     Frontal desk
------------ ------------------------------------ ------------------------------
     15              North Mall Nahariya                  Frontal desk
------------ ------------------------------------ ------------------------------
     16                  Grand Mall                       Frontal desk
------------ ------------------------------------ ------------------------------
     17                 Lev Hamifratz                     Frontal desk
------------ ------------------------------------ ------------------------------
     18                 Chorev Center                     Frontal desk
------------ ------------------------------------ ------------------------------
     19                    Kiryon                         Frontal desk
------------ ------------------------------------ ------------------------------
     20                     Armon                         Frontal desk
------------ ------------------------------------ ------------------------------
     21                London Ministor                    Frontal desk
------------ ------------------------------------ ------------------------------
     22                 Marom Center                      Frontal desk
------------ ------------------------------------ ------------------------------
     23                Ramat Aviv Mall                Frontal desk (inside)
------------ ------------------------------------ ------------------------------
     24                   Shopping                        Frontal desk
------------ ------------------------------------ ------------------------------
     25           Central Station Tel-Aviv                Frontal desk
------------ ------------------------------------ ------------------------------
     26                 Ayalon Center                 Frontal desk (inside)
------------ ------------------------------------ ------------------------------
     27              Lishansky Park Buy                     Division
------------ ------------------------------------ ------------------------------
     28                   Talpyiot                    Frontal desk (inside)
------------ ------------------------------------ ------------------------------
     29                    Modiin                        Division (desk)
------------ ------------------------------------ ------------------------------
     30                  Savyon Hill                     Division (desk)
------------ ------------------------------------ ------------------------------
     31                Auditorium Hifa                   Division (desk)
------------ ------------------------------------ ------------------------------
     32                    Achuza                        Division (desk)
------------ ------------------------------------ ------------------------------
     33                    Heichal                       Division (desk)
------------ ------------------------------------ ------------------------------
     34         America House (Chovevey Zion)            Division (wall)
------------ ------------------------------------ ------------------------------
     35                 Yarkon Center                    Division (desk)
------------ ------------------------------------ ------------------------------
     36                   Kfar-Saba                      Division (desk)
------------ ------------------------------------ ------------------------------
     37              Tzamarot Buildings                  Division (wall)
------------ ------------------------------------ ------------------------------
     38              Sokolov Hertzeliya                  Division (desk)
------------ ------------------------------------ ------------------------------
     39                     Remez                        Division (desk)
------------ ------------------------------------ ------------------------------
     40                     Oron                         Division (desk)
------------ ------------------------------------ ------------------------------
     41                Chutzon Gandan                    Division (desk)
------------ ------------------------------------ ------------------------------
     42             Silver Gate Ashkelon                 Division (desk)
------------ ------------------------------------ ------------------------------


PARTNER Proprietary Information                                     Page 5 of 40

------------ ------------------------------------ ------------------------------
    No.                 Name of point                    Stand category

------------ ------------------------------------ ------------------------------
     43                 Ha'Negev Mall                 Frontal desk (inside)
------------ ------------------------------------ ------------------------------
     44                  Kiryat Gat                      Division (desk)
------------ ------------------------------------ ------------------------------
     45                City Gate Eilat                   Division (desk)
------------ ------------------------------------ ------------------------------
     46                 Biet-Shemesh                     Division (desk)
------------ ------------------------------------ ------------------------------
     47                Zichron Yaakov                    Division (desk)
------------ ------------------------------------ ------------------------------
     48                Kofer Ha'Yishuv                   Division (desk)
------------ ------------------------------------ ------------------------------
     49                  Big Center                      Division (wall)
------------ ------------------------------------ ------------------------------
     50                   Midrechov                      Division (wall)
------------ ------------------------------------ ------------------------------
     51                  Lev Hadera                      Division (desk)
------------ ------------------------------------ ------------------------------
     52                Karmiel Center                    Division (wall)
------------ ------------------------------------ ------------------------------
     53                  Bilu Center                     Division (desk)
------------ ------------------------------------ ------------------------------
     54                Ha'Sharon Mall                         Kiosk
------------ ------------------------------------ ------------------------------
     55                 Renanim Mall                          Kiosk
------------ ------------------------------------ ------------------------------
     56               Mul Ha'Yam Eilat                        Kiosk
------------ ------------------------------------ ------------------------------
     57                   Arad Mall                       Frontal Desk
------------ ------------------------------------ ------------------------------
     58                 Bat Yam Mall                          Kiosk
------------ ------------------------------------ ------------------------------
     59                   Kenyoter                        Frontal Desk
------------ ------------------------------------ ------------------------------
     60             Rishon Le'Zion North                 Division (desk)
------------ ------------------------------------ ------------------------------
     61                    Malcha                             Kiosk
------------ ------------------------------------ ------------------------------
     62                 Savyonim Mall                         Kiosk
------------ ------------------------------------ ------------------------------
     63                  Kiryat Ono                           Kiosk
------------ ------------------------------------ ------------------------------
     64                 Azrieli Mall                          Kiosk
------------ ------------------------------------ ------------------------------
     65                Dizengof Center                Kiosk + Frontal desk
------------ ------------------------------------ ------------------------------
     66                 Rechovot Mall                 Kiosk + Frontal desk
------------ ------------------------------------ ------------------------------
     67                  Shikun Dan                      Division (desk)
------------ ------------------------------------ ------------------------------
     68             Tal Hill Rosh Ha'ayin                Division (wall)
------------ ------------------------------------ ------------------------------
     69                    Shoham                        Division (desk)
------------ ------------------------------------ ------------------------------
     70                    Tverya                        Division (desk)
------------ ------------------------------------ ------------------------------
     71             Gaaton Star Nahariya                 Division (desk)
------------ ------------------------------------ ------------------------------
     72                    Shfayim                       Division (desk)
------------ ------------------------------------ ------------------------------
     73                     Yavne                        Division (desk)
------------ ------------------------------------ ------------------------------
     74                     Nyot                         Division (desk)
------------ ------------------------------------ ------------------------------
     75                Big Kiryat Ata                    Division (desk)
------------ ------------------------------------ ------------------------------
     76                  Gan Shmuel                      Division (desk)
------------ ------------------------------------ ------------------------------
     77          Ha'Vered Building Givataim              Division (desk)
------------ ------------------------------------ ------------------------------


PARTNER Proprietary Information                                     Page 6 of 40

                                    Annex 3.2


                       Super-pharm Strategy points of sale
                       -----------------------------------


Existing
--------

1.     Tal Hill Rosh-Ha'ayin
2.     Gaaton Nahariya
3.     Zichron Yaakov
4.     Gan Shmuel
5.     Yavne
6.     Shoham
7.     Kiryat Gat
8.     Hadera
9.     Kfar-Saba
10.    Kiryat Shmona
11.    Tverya
12.    Beit Shemesh
13.    Modiyin

Future
------

14.    Afula Mechavya
15.    Natzrat Ilit
16.    Beer-Sheva Neve-Zeev
17.    Sderot
18.    Migdal Ha'emek
19.    Dimona
20.    Givat Shmuel
21.    Ofakim
22.    Netivot
23.    Ako
24.    Lod


PARTNER Proprietary Information                                     Page 7 of 40

                                    Annex 3.4

                            Super-Link points of sale
                            -------------------------


1.     Super Link Avnat Petah-Tikva
2.     Super Link Midrechov Jerusalem
3.     Super Link Central Station Jerusalem
4.     Super Link Shivaat Ha'kochavim Hertzeliya
5.     Super Link Grand Kenyon Haifa
6.     Super Link Ichilov Tel Aviv


         Exit dates and termination dates of leases of Super-Link stores
         ---------------------------------------------------------------

-------------------------- ----------------------------- -----------------------
        Super Link                Close exit date           Termination date

-------------------------- ----------------------------- -----------------------
 Midrechov                  31.8.07                       31.8.10
-------------------------- ----------------------------- -----------------------
 Shivaat Ha'kochavim        30.9.05                       30.9.10
-------------------------- ----------------------------- -----------------------
 Avnat                      31.8.08                       31.10.24
-------------------------- ----------------------------- -----------------------
 Grand Kenyon               31.3.07                       31.3.11
-------------------------- ----------------------------- -----------------------
 Tamchat Jerusalem          31.8.06                       31.8.21
-------------------------- ----------------------------- -----------------------
 Ichilov                                                  1.6.13
-------------------------- ----------------------------- -----------------------


PARTNER Proprietary Information                                     Page 8 of 40

                                    Annex 3.7

                     Super-Pharm points of sale to be closed
                     ---------------------------------------



1.     Gilo
2.     Kastra
3.     Neve Shaanan Haifa
4.     Neot Shikma
5.     Ben Gurion
6.     Aviya Beer-Sheva
7.     Ashdod City (will be closed after the opening of the kiosk at C Mall)
8.     Natzrat
9.     Regba
10.    Pardes Hana
11.    Chutzot Ha'mifratz
12.    Givat Shaul
13.    Meshachrerim Beer-Sheva
14.    Hertzel Rehovot
15.    Weitzman Tel-Aviv
16.    Ramat Aviv Gimel
17.    Rav Mecher
18.    Beit Milman
19.    Central Station Jerusalem
20.    Mul Ha'yam Eilat
21.    Ichilov
22.    Afrider
23.    Nachal Ashan
24.    Gordin Tel-Aviv
25.    Shivat-Ha'kochavim
26.    Ramat-Ha'sharon
27.    Iven Gvirol Tel-Aviv
28.    Shenkin Tel Aviv



PARTNER Proprietary Information                                     Page 9 of 40

                                    Annex 3.9
                                       [*]




PARTNER Proprietary Information                                    Page 10 of 40

                                  Exhibit 9.3.1





TOP UP


Technical appendix


SUPERFARM - V.1















      NOTICE


      This document contains confidential material proprietary to PARTNER. Any unauthorized, reproduction, use or disclosure of this material, or any part thereof, is strictly prohibited. This document is solely for the use of PARTNER employees and any authorized customers PARTNER reserves the right to make changes in the specifications at any time and without notice.


      Copyright (C) 2000 PARTNER.



PARTNER Proprietary Information                                    Page 11 of 40

                                Table of Contents

1. Terminology.................................................................3


2. SYSTEM Description..........................................................4

   2.1. Project Objectives.....................................................4
      2.1.1. Recharge solution:................................................4


3. Product main requirements...................................................4

   3.1. Recharge methods.......................................................4
      3.1.1. Direct online activation..........................................4
      3.1.2. Charging amounts..................................................4

   3.2. Customer support.......................................................5
      3.2.2. Customer Support will be able to perform activities such as:......5


4. System architecture.........................................................6

   4.1. Main guidelines........................................................6

   4.2. System Configuration...................................................6

   4.3. Databases..............................................................7


5. Data Security...............................................................7

   5.1. Administration.........................................................7

   5.2. TECHNICAL GUIDEline....................................................7
      5.2.1. System Access Security............................................7
      5.2.2. System Management Access Security.................................8


6. Interconnection with External Systems.......................................9


7. End Units...................................................................9

   7.1. General Requirements for all Types of Units............................9


8. Technical Documentation and Training.......................................10

   8.1. Documentation.........................................................10

   8.2. Reports and Statistics................................................10



PARTNER Proprietary Information                                    Page 12 of 40

1.     Terminology


List of terms, definitions, acronyms and abbreviations used throughout the document.

  --------------- --------------------------------------------------------------
  SRS             Software Requirement Specification
  --------------- --------------------------------------------------------------
  SM              Short Message
  --------------- --------------------------------------------------------------
  EI              External Interface
  --------------- --------------------------------------------------------------
  MO              Mobile Originated (short message sent by mobile phone)
  --------------- --------------------------------------------------------------
  MT              Mobile Terminated (short message received by mobile phone)
  --------------- --------------------------------------------------------------
  PDS             Project Delivery Specification Document
  --------------- --------------------------------------------------------------
  TBD             To Be Defined
  --------------- --------------------------------------------------------------
  NA              Not Applicable
  --------------- --------------------------------------------------------------
  SysRS           System Requirement Specification
  --------------- --------------------------------------------------------------
  ECO             Engineering Change Order
  --------------- --------------------------------------------------------------
  RDD             Release Description Document
  --------------- --------------------------------------------------------------
  WBS             Work Breakdown Structure
  --------------- --------------------------------------------------------------
  ATM             Automatic teller machine (bancomat)
  --------------- --------------------------------------------------------------
  Activation      The operation of a new pre paid customer
  --------------- --------------------------------------------------------------
  Epos            Electronic point of sale
  --------------- --------------------------------------------------------------
  Terminals       Devices capable of sending and or reserving information over a network.
  --------------- --------------------------------------------------------------
  Vanilla card    Plastic card with a unique code
  --------------- --------------------------------------------------------------
  Pin code        Personal identification number
  --------------- --------------------------------------------------------------
  PPAS GateWay    GateWay between the supplier and the PPAS system in Partner
  --------------- --------------------------------------------------------------
  PPAS            Prepay system for Partner prepay users
  --------------- --------------------------------------------------------------
  FW              Fire Wall
  --------------- --------------------------------------------------------------


PARTNER Proprietary Information                                    Page 13 of 40

2.  SYSTEM Description



2.1 PROJECT OBJECTIVES


The company intends to purchase a system/services, which will perform, support and maintain Top-up Prepaid Charging of airtime to customers.
2.1.7.

2.1.8. 2.1.1 Recharge solution:

       a)     Direct online activation using key entry with epos and tills.





3.  Product main requirements


3.1 RECHARGE METHODS


The Supplier will offer the following recharge solutions for Epos & terminals, from which Partner will choose one or both.



3.1.1.   Direct online activation

    a) In this instance of recharge request the mobile number should be entered twice into the point of sale. The first time for identification, the second time for confirmation.

    b) When the recharge request reaches the Supplier's host, it is forwarded to Partner for authorization.

    c) The customer does not need to take any further action as his mobile account is credited directly by the Partner.


3.1.2.   Charging amounts

    a) The system will allow the Top-up of any amount that will be defined by Partner.

    b) The charging amounts will go to the PPAS system without requiring any secret numbers (Pin codes).


PARTNER Proprietary Information                                    Page 14 of 40

4.  System architecture


4.1 MAIN GUIDELINES

    a) The main system currently used by Partner for the loading of airtime to its customers is a Pre-Paid System (PPAS) manufactured by SEMA SCHLUMBERGER.

    b) The selected Supplier will be required to interface to the PPAS GateWay system via an HTTP protocol. Web services.

    c) Partner will be responsible for the supply of an Application Protocol Interface (API) as required for the interfacing to PPAS GateWay.

    d) The selected Supplier will be required to connect to Partner systems via an FR connection or via an X25 connection, in a secure manner (IP sec over FW), which will prevent the entry of unauthorized users to the Partner systems

    e) The connection between Partner and the supplier will be backed up as will be decided by both parties.



4.2 SYSTEM CONFIGURATION


    a) A laboratory will be designed as a no-redundancy system including all elements of the operational system.

    b) The operational system will be designed as a full redundant system with up time of 99.99%, and with dual connecting links between elements of the central system elements and the supporting systems.






5.  Data Security


5.1 ADMINISTRATION



    a) The Supplier will maintain full confidentiality as regards any information to which he may be exposed, and which is related to Partner Communications Co.



PARTNER Proprietary Information                                    Page 15 of 40

5.2 TECHNICAL GUIDELINE


In order to prevent any fraudulent activities or any access to unauthorized users to the system at all levels; full security capabilities must be applied to the system.

5.2.1 System Access Security

    a) The Supplier will be responsible for security between end units and the System Center.

    b) The Supplier will be responsible for the security of communications between the management system of cash registers in marketing networks and the System Center.


    c) The Supplier will be responsible for the security of communications between units of the System Center, if such have been installed at several sites.

    d) The Supplier will be responsible for the security of communications between supplier and partner.

    a) The system will include a permanent database, which will include all entries by both authorized users and unauthorized users.




6.  Interconnection with External Systems


    a) Charging Units at Single Points: The system will be required to connect to air-time charging units at stores and kiosks and at other company-selected sites, with all such units to be connected to the System Center.

    b) On existing charging units, the selected Supplier shall affect upgrades and modifications as required for the charging of airtime.

    c)   On all end units, connection expansions will be required
         (external/internal) in order to accommodate future changes to communication requirements.

    d) The system will by able to accept future changes in MSISDN Format according to new dialing code requirement.


7.  End Units


All end units proposed by the Supplier shall enable a print out of the
----------------------------------------------------------------------
transaction to the client as specified in the main contract.
------------------------------------------------------------



PARTNER Proprietary Information                                    Page 16 of 40

7.1 GENERAL REQUIREMENTS FOR ALL TYPES OF UNITS


    a) The initial condition required for operation of any charging unit will be the entry of a PIN code.

    b)   The system will manage user PIN codes.

    c)   Each of the end units will provide the following functions:
              1.  Top-up to customer unit
              2.  Top-up reports, for retailer
              3.  Financial status of charging transactions, for retailer

    d) All end units will fully support the listed below language. This support will include all entry interface and printout data. In phase A the system will support:
              1.  Hebrew
              2.  English

         In phase B, the system will support also:
              1.  Arabic
              2.  Russian
              3.  English

7.1.1.   Cash Registers in Marketing Networks & ATM

    e) The Supplier will have the ability to install software on various kinds of Epos systems that are in use in Israel.

    f) The system shall interconnect with end units in marketing networks, banks and to the company's System Center.

    g)   The end units shall interconnect in several manners:
              1. By FR line from the center of any marketing network
              2. By FR line from any store in the marketing network
              3. Via GPRS modem from the center of any marketing network
              4. Via GPRS modem from any store in the marketing network

    h) The selected Supplier will be responsible for the upgrading and modification of computer systems controlling the cash registers system, as required for compatibility to the Top-up system.


8.  Technical Documentation and Training



8.1 DOCUMENTATION



    a) The Supplier shall submit, with his proposal, electrical schematics of the system, which will describe connections to internal and external infrastructures, and system components.



PARTNER Proprietary Information                                    Page 17 of 40

    b) The supplier shall supply, with his proposal, logic flow charts describing the functions as required for the system



8.2 REPORTS AND STATISTICS


    a) The system will provide a Reports System for project managers, providing a real-time query system according to each field as defined for each of the databases.

    b) The database for the Reports System will be a secondary database, which will be updated at a frequency of once every minute.

    c)   The Reports System will have access to the Intranet.

    d) Operation of the Reports System will be enabled by username and password for authorized personnel, with the list to be controlled by the System Administrator.

    e)   The Reports System will be flexible for users' needs.

    f) The Reports System will issue reports to Excel, as required by the user.

    g) The system will issue reports automatically or by request, to a mail address as required.

    h) The system will issue data via SMS in response to subscriber request or at predetermined time intervals. Data will be sent from the database as agreed between the company and the selected Supplier.


PARTNER Proprietary Information                                    Page 18 of 40

                                  Annex 10.1.4

                    V.A.S commissions - Value Added Services
                    ----------------------------------------


This days the Company has begun the saling of value added services at its distribution channels. Hereinafter are the commissions which will be paid for subscribers activation to these services.


---------------------------------------------- ---------------------------------
               Name of Service                            Commission
---------------------------------------------- ---------------------------------
100 minutes Wap Packages                       NIS 15
---------------------------------------------- ---------------------------------
20 minutes Wap Packages                        NIS 10
---------------------------------------------- ---------------------------------
Orange live                                    Equal to monthly activation
---------------------------------------------- ---------------------------------
Double Ring                                    NIS 10
---------------------------------------------- ---------------------------------
Obox packages                                  Equal to monthly activation
---------------------------------------------- ---------------------------------
Liability and maintenance service              NIS 15
---------------------------------------------- ---------------------------------
Liability and maintenance service extended     NIS 28
---------------------------------------------- ---------------------------------
Liability and maintenance service - orange     NIS 12
2 for business
---------------------------------------------- ---------------------------------
GPRS packages                                  Equal to monthly activation
---------------------------------------------- ---------------------------------


* VAS commission will be paid for an activation of each package in a condition that the subscriber stays as this service customer at least 60
       days.                                                        -----------
       ----

*      Commissions will be paid at the end of each quarter.

*      The commissions stated above are included VAT.

* "Sale of Value Added Services" - a person who bought value added services through a dealer and uses the services at least 60 successive days from the date of acquisition.



-----------(-)--------------                        ----------(-)---------------
Signature of Partner                                Signature of Dealer



PARTNER Proprietary Information                                    Page 19 of 40

                                   Annex 10.4

Details of Major mistakes:

--------------------------- -------------------------------------- -------------------------------------------
          Document                        Subject                              Essence of Mistake

--------------------------- -------------------------------------- -------------------------------------------
Connection Agreement        Method of monthly payment              Lack of signature by business subscriber
                                                                   -------------------------------------------
                                                                   Lack of signature by private subscriber
                                                                   -------------------------------------------
                                                                   Lack/mistake of credit card no.
                                                                   -------------------------------------------
                                                                   Lack of sign of automatic debit
                                                                   -------------------------------------------
                                                                   Sign of double payment
                            -------------------------------------- -------------------------------------------
                            Signatures                             Lack of signature by private subscriber
                                                                   -------------------------------------------
                                                                   Lack of subscriber's signature on an
                                                                   amendment to a form
                                                                   -------------------------------------------
                                                                   Lack of signature by business subscriber
                                                                   on an amendment to a form
                                                                   -------------------------------------------
                                                                   Lack of signature/stamp by a business
                                                                   subscriber
                                                                   -------------------------------------------
                                                                   Mistaken signature (different signatures
                                                                   on the same stand)
                                                                   -------------------------------------------
                                                                   The person who signs is not authorized
                            -------------------------------------- -------------------------------------------
                            Details of transaction                 No matching in trade in class
                                                                   -------------------------------------------
                                                                   Unentitled Subscriber/user
                                                                   -------------------------------------------
                                                                   Price list which was unpaid/mistaken
                                                                   -------------------------------------------
                                                                   Category of acquisition of a
                                                                   missing/mistaken handset
                                                                   -------------------------------------------
                                                                   Category of a missing/mistaken rate plan
                            -------------------------------------- -------------------------------------------
                            Details of subscriber/user             Lack of ID/Company No./licensed dealer
                            -------------------------------------- -------------------------------------------
                            Forms                                  Lack of a form
                                                                   -------------------------------------------
                                                                   Unoriginal form
                                                                   -------------------------------------------
                                                                   Unsuitable form
                            -------------------------------------- -------------------------------------------
                            International services                 Lack of a sign regarding blocking on the
                                                                   contract/automatic debit
                                                                   -------------------------------------------
                                                                   Sign of opening for international services
                                                                   - undecided operator.
--------------------------- -------------------------------------- -------------------------------------------
Details of user             Signatures                             Unauthorized signature
                                                                   -------------------------------------------
                                                                   Lack of signature by a private subscriber
                                                                   -------------------------------------------
                                                                   Lack of subscriber's signature on an
                                                                   amendment to a form
--------------------------- -------------------------------------- -------------------------------------------


PARTNER Proprietary Information                                    Page 20 of 40


--------------------------- -------------------------------------- -------------------------------------------
          Document                        Subject                              Essence of Mistake

--------------------------- -------------------------------------- -------------------------------------------
                                                                   Lack of signature by business subscriber
                                                                   on an amendment to a form
                                                                   -------------------------------------------
                                                                   Lack of signature/stamp by a business
                                                                   subscriber
                                                                   -------------------------------------------
                                                                   Mistaken signature (different signatures
                                                                   on the same stand)
                            -------------------------------------- -------------------------------------------
                            Details of subscriber/user             Lack of ID/Company No./licensed dealer
                            -------------------------------------- -------------------------------------------
                            Details of transaction                 Unauthorized subscriber/user
                                                                   -------------------------------------------
                                                                   Price list which was unpaid/mistaken
                                                                   -------------------------------------------
                                                                   Category of acquisition of a
                                                                   missing/mistaken handset
                                                                   -------------------------------------------
                                                                   Category of a missing/mistaken rate plan
                            -------------------------------------- -------------------------------------------
                            International services                 Lack of a sign regarding blocking on the
                                                                   contract/automatic debit
                                                                   -------------------------------------------
                                                                   Sign of opening for international services
                                                                   - undecided operator.
                            -------------------------------------- -------------------------------------------
                            Forms                                  Lack of a form
                                                                   -------------------------------------------
                                                                   Unoriginal form
                                                                   -------------------------------------------
                                                                   Unsuitable form
--------------------------- -------------------------------------- -------------------------------------------
Terms of Rate Plan          Signatures                             Unauthorized signature
                                                                   -------------------------------------------
                                                                   Lack of Company's stamp
                                                                   -------------------------------------------
                                                                   Lack of subscriber's signature
                            -------------------------------------- -------------------------------------------
                            Forms                                  Unsuitable form
--------------------------- -------------------------------------- -------------------------------------------
Forms                       Automatic debit                        Lack/unoriginal form
                                                                   -------------------------------------------
                                                                   Missing of bank account details
                                                                   -------------------------------------------
                                                                   Missing of bank account details on the
                                                                   bottom of the form
                            -------------------------------------- -------------------------------------------
                            Connection forms                       Non updates forms
                            -------------------------------------- -------------------------------------------
                            Authorized signatures                  Lack of company no. on a form
                                                                   -------------------------------------------
                                                                   Missing/non admissible
--------------------------- -------------------------------------- -------------------------------------------


PARTNER Proprietary Information                                    Page 21 of 40



--------------------------- -------------------------------------- -------------------------------------------
          Document                        Subject                              Essence of Mistake

--------------------------- -------------------------------------- -------------------------------------------
                            Incidental                             Lack/mistaken Unusual approval
                                                                   -------------------------------------------
                                                                   Lack/Mistaken ID/Soldier No./Profession
                                                                   certificate
                                                                   -------------------------------------------
                                                                   Lack of subscriber's signature on an
                                                                   amendment to a form
                                                                   -------------------------------------------
                                                                   Unoriginal form
                            -------------------------------------- -------------------------------------------
                            Liability and Maintenance exhibit      Lack/unoriginal form
                                                                   -------------------------------------------
                                                                   Lack of subscriber's signature
                            -------------------------------------- -------------------------------------------
                            Authorized dealer                      Missing/nonadmissible
                            -------------------------------------- -------------------------------------------
                            Exhibit for payment for equipment      Lack of business subscriber's
                                                                   signature/stamp
                                                                   -------------------------------------------
                                                                   Missing of sign regarding 1 or 36
                                                                   installments
--------------------------- -------------------------------------- -------------------------------------------


PARTNER Proprietary Information                                    Page 22 of 40

Details of Minor mistakes:

--------------------------- -------------------------------------- --------------------------------------------------------
            Document                       Subject                                   Essence of Mistake

--------------------------- -------------------------------------- --------------------------------------------------------
Connection Agreement        Method of monthly payment              Lack of credit card type
                                                                   --------------------------------------------------------
                                                                   Lack of expiration date of a credit card
                            -------------------------------------- --------------------------------------------------------
                            Signatures                             Lack of name/signatures/stamp of dealer
                            -------------------------------------- --------------------------------------------------------
                            Details of transaction                 Lack of a Sim/Imei sticker
                                                                   --------------------------------------------------------
                                                                   Lack of a name of an authorized signature/subscriber
                                                                   --------------------------------------------------------
                                                                   Lack of details of a returned handset
                                                                   --------------------------------------------------------
                                                                   Undecided liability and maintenance service on the form
                                                                   --------------------------------------------------------
                                                                   Lack of minutes category for trade in
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken type of handset
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken acquisition type for car kit
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken dealer code
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken deal name
                                                                   --------------------------------------------------------
                                                                   Lack of contact person's name (business subscriber)
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken name of segment
                                                                   --------------------------------------------------------
                                                                   Mistaken class rate - business
                            -------------------------------------- --------------------------------------------------------
                            Details of subscriber/user             Lack of address for sending a bill
                                                                   --------------------------------------------------------
                                                                   Mistakes/missings
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken telephone no.
                            -------------------------------------- --------------------------------------------------------
                            International services                 More than one international operator signs
--------------------------- -------------------------------------- --------------------------------------------------------
Details of user             Details of subscriber/user             Mistakes/Missings
                            -------------------------------------- --------------------------------------------------------
                            Details of transaction                 Lack of details of the total users - business
                                                                   --------------------------------------------------------
                                                                   Lack of a Sim/Imei sticker
                                                                   --------------------------------------------------------
                                                                   Undecided liability and maintenance service on the form
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken type of handset
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken acquisition type for car kit
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken dealer code
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken deal name
                                                                   --------------------------------------------------------
                                                                   Missing/mistaken name of segment
                                                                   --------------------------------------------------------
                            International services                 More than one international operator signs
--------------------------- -------------------------------------- --------------------------------------------------------
Forms                       Automatic debit                        Impossible to locate a subscriber - missing details
                            -------------------------------------- --------------------------------------------------------
                            Liability form for a cellular handset  Lack of a form
                                                                   --------------------------------------------------------
                                                                   Lack of Imei No.
                                                                   --------------------------------------------------------
                                                                   Lack of Subscriber's signature
                            -------------------------------------- --------------------------------------------------------
                            Incidental                             Coupon/deal voucher
                                                                   --------------------------------------------------------
                                                                   Unnecessary form attached
                            -------------------------------------- --------------------------------------------------------
                            Liability and maintenance exhibit      Lack of handset type specified on the exhibit
                                                                   --------------------------------------------------------
                                                                   Undecided//nonadmissible service
                                                                   --------------------------------------------------------
                                                                   Double service signed
                            -------------------------------------- --------------------------------------------------------
                            GPRS exhibit                           Lack of subscriber's signature
                            -------------------------------------- --------------------------------------------------------
                            Bill for payment for equipment         Missing
--------------------------- -------------------------------------- --------------------------------------------------------


PARTNER Proprietary Information                                    Page 23 of 40


--------------------------- -------------------------------------- --------------------------------------------------------
            Document                       Subject                                   Essence of Mistake

--------------------------- -------------------------------------- --------------------------------------------------------
--------------------------- -------------------------------------- --------------------------------------------------------
                            Exhibit to bill payment for            Missing/mistaken subscriber's details
                            equipment
--------------------------- -------------------------------------- --------------------------------------------------------
Competing handsets          Details of a competing handset's       Lack of details of returned handset
                            standard
--------------------------- -------------------------------------- --------------------------------------------------------


Details of mistakes  - full commission

--------------------------- ----------------------------------- --------------------------------------------------------
              Document                   Subject                                  Essence of Mistake

--------------------------- ----------------------------------- --------------------------------------------------------
Forms                       Automatic debit                     Lack of Subscriber's signature
                                                                --------------------------------------------------------
                                                                The Subscriber is not the account's owner
--------------------------- ----------------------------------- --------------------------------------------------------



PARTNER Proprietary Information                                    Page 24 of 40

                                   Annex 2.26

                               Computerized points

---------------------------------------------------------------- ---------------
                         Name of Point                                Code

---------------------------------------------------------------- ---------------
Super-Pharm Rotchild Rishon Le'zion                              H03S46
---------------------------------------------------------------- ---------------
Super-Pharm Rehovot Mall                                         H03S45
---------------------------------------------------------------- ---------------
Super-Pharm Central Station Rishon Le'zion                       H03S60
---------------------------------------------------------------- ---------------
Super-Pharm stand Bat-Yam Mall                                   H03S79
---------------------------------------------------------------- ---------------
Super-Pharm Ha'zahav Mall                                        H03S32
---------------------------------------------------------------- ---------------
Super-Pharm Ashdod Mall                                          H04S41
---------------------------------------------------------------- ---------------
Super-Pharm Kenyoter Nes-Tziona                                  H03S16
---------------------------------------------------------------- ---------------
Super-Pharm Bilu Center                                          H03S51
---------------------------------------------------------------- ---------------
Super-Pharm Marom Nave                                           H03S64
---------------------------------------------------------------- ---------------
Super-Pharm Rishon Bakar                                         H03S25
---------------------------------------------------------------- ---------------
Super-Pharm Chulon Mall                                          H03S66
---------------------------------------------------------------- ---------------
Super-Pharm Vered Building Givat Chaim                           H03S108
---------------------------------------------------------------- ---------------
Super-Pharm Kofer Ha'yishuv Ramat Gan                            H03S29
---------------------------------------------------------------- ---------------
Super-Pharm Lishansky Rishon Le-zion                             H03S52
---------------------------------------------------------------- ---------------
Super-Pharm Shopping                                             H03S50
---------------------------------------------------------------- ---------------
Super-Pharm Yavne                                                H03S117
---------------------------------------------------------------- ---------------
Super-Pharm Karmiel                                              H01S67
---------------------------------------------------------------- ---------------
Super-Pharm Tverya                                               H01S71
---------------------------------------------------------------- ---------------
Super-Pharm Kiryat Shmona                                        H01S42
---------------------------------------------------------------- ---------------
Super-Pharm Nahariya                                             H01S70
---------------------------------------------------------------- ---------------
Super-Pharm Afula                                                H01S43
---------------------------------------------------------------- ---------------
Super-Pharm Sokolov Hertzeliya                                   H02S26
---------------------------------------------------------------- ---------------
Super-Pharm Kenyon Hasharon Netanya                              H02S14
---------------------------------------------------------------- ---------------
Super-Link Shivat Ha'kochavim                                    H03S90
---------------------------------------------------------------- ---------------
Super-Pharm Renanim Raanana                                      H02S68
---------------------------------------------------------------- ---------------
Super-Pharm Tzamarot Hertzliya                                   H02S01
---------------------------------------------------------------- ---------------
Super-Link Petach-Tikva                                          H03S82
---------------------------------------------------------------- ---------------
Chutsot Gandan                                                   H02S115
---------------------------------------------------------------- ---------------
Super-Pharm Kfar-Saba                                            H02S09
---------------------------------------------------------------- ---------------
Shfayim                                                          H02S48
---------------------------------------------------------------- ---------------
Super-Pharm Rosh-Ha'ayin                                         H03S114
---------------------------------------------------------------- ---------------
Super-Pharm Heichal Petach-Tikva                                 H03S59
---------------------------------------------------------------- ---------------
Super-Pharm Yarkon junction Petach-Tikva                         H02S69
---------------------------------------------------------------- ---------------
Super-Pharm Chovevey Zion Petach-Tikva                           H03S05
---------------------------------------------------------------- ---------------
Super-Phram Hod Hasharon                                         H02S54
---------------------------------------------------------------- ---------------
Super-Pharm Raanana - Achuza 83                                  H02S56
---------------------------------------------------------------- ---------------
Super-Pharm Remez Natanya                                        H02S81
---------------------------------------------------------------- ---------------
Super-Pharm hadarim Nataya                                       H02S21
---------------------------------------------------------------- ---------------
Super-Pharm Giron Center Ashkelon                                H04S28
---------------------------------------------------------------- ---------------
Super-Pharm Arad                                                 H04S36
---------------------------------------------------------------- ---------------
Super-Pharm Hanegev Mall Beer-Sheva                              H04S18
---------------------------------------------------------------- ---------------
Super-Pharm Eilat City Gate                                      H04S34
---------------------------------------------------------------- ---------------
Super-Pharm Big Beer Sheva                                       H04S55
---------------------------------------------------------------- ---------------
Super-Pharm Mull-Ha'yam Eilat                                    H04S53
---------------------------------------------------------------- ---------------


PARTNER Proprietary Information                                    Page 25 of 40

---------------------------------------------------------------- ---------------
Super-Pharm Kiryat Gat                                           H04S63
---------------------------------------------------------------- ---------------
Super-Link Grand Mall Haifa                                      H02S95
---------------------------------------------------------------- ---------------
Super-Pharm Gran Mall Haifa                                      H01S80
---------------------------------------------------------------- ---------------
Super-Pharm Lev Ha'mifratz                                       H01S20
---------------------------------------------------------------- ---------------
Super-Pharm Lev Hadera                                           H02S99
---------------------------------------------------------------- ---------------
Super-Phram Auditorium Haifa                                     H01S118
---------------------------------------------------------------- ---------------
Super-Pharm Chorev Center Hifa                                   H01S13
---------------------------------------------------------------- ---------------
Super-Pharm Kiryon Kiryat Bialik                                 H01S15
---------------------------------------------------------------- ---------------
Zichron Yaakov                                                   H02S103
---------------------------------------------------------------- ---------------
Super-Pharm Armon                                                H02S93
---------------------------------------------------------------- ---------------
Super-Pharm Ramat Aviv                                           H03S08
---------------------------------------------------------------- ---------------
Super-Pharm Ha'shalom Center                                     H03S61
---------------------------------------------------------------- ---------------
Super-Pharm Dizengof Center                                      H03S17
---------------------------------------------------------------- ---------------
Super-Pharm Central Station Tel Aviv                             H03S33
---------------------------------------------------------------- ---------------
Super-Pharm Shikun Dan Tel Aviv                                  H03S65
---------------------------------------------------------------- ---------------
Super-Link Ichilov                                               H03S116
---------------------------------------------------------------- ---------------
Super-Pharm London Ministor Tel Aviv                             H03S39
---------------------------------------------------------------- ---------------
Super-Pharm Kenyon Ayalon                                        H03S10
---------------------------------------------------------------- ---------------
Super-Pharm Midrechov Jerusalem                                  H05S27
---------------------------------------------------------------- ---------------
Super-Pharm Malcha Jerusalem                                     H05S30
---------------------------------------------------------------- ---------------
Super-Link Central Station Jerusalem                             H05S101
---------------------------------------------------------------- ---------------
Super-Pharm Kenyon Edomim                                        H05S76
---------------------------------------------------------------- ---------------
Super-Link Midrechov Jerusalem                                   H05S105
---------------------------------------------------------------- ---------------
Super-Pharm Niot Jerusalem                                       H05S02
---------------------------------------------------------------- ---------------
Super-Pharm Givat Savyon                                         H03S12
---------------------------------------------------------------- ---------------
Super-Pharm Savyonim Mall                                        H03S83
---------------------------------------------------------------- ---------------
Super-Pharm Ramla Mall                                           H03S03
---------------------------------------------------------------- ---------------
Super-Pharm Modiyin                                              H05S110
---------------------------------------------------------------- ---------------
Super-Pharm Talpiyot                                             H05S104
---------------------------------------------------------------- ---------------
Super-Pharm tel-Hashomer                                         H03S24
---------------------------------------------------------------- ---------------
Super-Pharm Beit-Shemesh                                         H05S100
---------------------------------------------------------------- ---------------
Super-Pharm Kiryat Ono                                           H03S112
--------------------------------------------------------------------------------
                            Waiting for installation
---------------------------------------------------------------- ---------------
Kochav Ha'gaaton                                                 H01S113
---------------------------------------------------------------- ---------------
Gan Shmuel                                                       H02S88
---------------------------------------------------------------- ---------------
Silver - Ashkelon gate                                           H04S77
---------------------------------------------------------------- ---------------
Shoham                                                           H05S49
---------------------------------------------------------------- ---------------
Big - Kityat Ata                                                 H01S72
---------------------------------------------------------------- ---------------
Karmiel Mall - Midrechov                                         H01S81
---------------------------------------------------------------- ---------------
Big Eilat
---------------------------------------------------------------- ---------------
Chutsot Ashkelon Mall (Videomat) (has not opened yet)            Waiting
---------------------------------------------------------------- ---------------
Alenbi tel Aviv (has not opened yet)                             Waiting
---------------------------------------------------------------- ---------------
Arena Hertzeliya (Has not opened yet)                            Waiting
---------------------------------------------------------------- ---------------
Simol (has not opened yet)                                       Waiting
---------------------------------------------------------------- ---------------
Central Station Haifa (has not opened yet)                       waiting
---------------------------------------------------------------- ---------------


PARTNER Proprietary Information                                    Page 26 of 40

                                   Exhibit 26

 Terms of Use of the Partner Information Systems and the Information Comprised
 -----------------------------------------------------------------------------
                                    therein
                                    -------

General

The following conditions have been written in the masculine for reasons of convenience only and apply equally to both the masculine and feminine genders.

Partner Communications Company Ltd., (hereinafter: "Partner") the operator of the orange network in Israel, allows authorized retailers access to a number of information systems that it owns (hereinafter: "Partner Systems"), that enable you to supply various services to Partner's customers who turn to you to obtain the services.

In order to use the Partner Systems, you must sign these Terms of Use and agree thereto. In addition to these Terms, you are also subject to the General Conditions set out in the "Legal Clarification" which is displayed on entering Partner Systems, and Partner's Information Security Procedures.

Partner reserves the right to vary these Terms of Use. The full responsibility for recognizing the following terms and use of Partner Systems according to these Terms, applies at all times solely to you. Continued use of the Partner Systems constitutes your consent to all of these Terms and Conditions.

Partner Systems are accessed by means of a personal user name and password. You undertake not to use any other person's password, user name and secret code, nor convey the password, user name and your secret code to any third party. In the event of any such unauthorized use, you must immediately report it to Partner to enable the latter to take the necessary steps to terminate such use. You are responsible for any use that will be made of the password, the user name and your secret code (including payment for merchandise/services), even if they have not been made with your authority.

You expressly agree that Partner will not be responsible for any unauthorized access or unauthorized use of your user name, and for material or data that will, or will not, be sent or received.

Partner reserves the right to block your authorization and/or terminate your access to the Partner Systems, without prior notice, for any reason whatsoever.

Ownership and copyright
Partner Systems and all the information and content comprised therein, are the property of Partner and its suppliers, and are protected by copyright laws of the State of Israel, international treaties and copyright legislation of other countries. All rights are reserved to Partner and/or to its suppliers. With the exception of the uses defined by Partner for the purpose of providing the services to customers, you may not copy, transfer, distribute, vary and/or store information and content of Partner Systems or which have been received by means thereof, partially or fully, temporarily or permanently in any form, without Partner's prior written consent.

This Agreement provides you with licence only to use Partner Systems according to the Terms of the Partner Systems only. The rights of ownership in the Partner Systems and in the


PARTNER Proprietary Information                                    Page 27 of 40
content thereof, including all intellectual property rights, will remain at all times vested in Partner's ownership and/or that of its suppliers.

Confidentiality
You undertake to keep secret all confidential information of Partner that has reached you during the course of and in connection with the implementation of your function and not to disclose the same to any party, including customers, without Partner's prior written approval. For this purpose "confidential information" means any information that is accessible to you in the Partner Systems, including all and any particulars in the information systems, and also a "business secret" and "secret" as defined in section 5 of the Trade Torts Law, 5759-1999, as well as any password, code, protocol, key, and the like that have been expressly stated to be, or are, given the particular circumstances, secret, and include confidential information pertaining to Partner's customers.

In the event of an infringement of this paragraph, Partner will be entitled, without waiving any rights or other remedies, to the relief and remedies provided in Chapter Three of the Trade Torts Law, 5759-1999 (including the relief of the appointment of a receiver upon a self-bond and guarantee being given).

In order to comply with your obligation under this paragraph, you undertake to ensure that your employees as well as your sub-contractors, who may have contact with confidential information, will also maintain such confidentiality.

You hereby agree that upon Partner's first demand or upon the determination of your function or the lapse of this Agreement, you will return to Partner all the materials, in whatsoever form, which contain or encompass any confidential information, as defined above in this paragraph.

Privacy
All information pertaining to Partner customers is protected by virtue of the Privacy Protection Law. Access to information pertaining a Partner customer may only be made in order to provide service to that customer, at its request and in his presence. Identifying the customer in the system will be made in accordance with the customer's identifying instructions in the information system. Except for the uses defined by Partner for purposes of providing the services to customers, you may not, fully or partially, temporarily or permanently, inspect, copy, transfer, distribute, vary and/or store information pertaining to Partner customers, in any form whatsoever. No information with respect to Partner customers may be transferred to any third party.

Partner may, at any time, track actions that you take in the Partner Systems, and may also block or vary such actions, at its determination.

Unlawful and prohibited use
Use of the Partner Systems, the services and the content accessible through them for any unlawful purpose or for any purpose prohibited under these Terms of Use, is prohibited. You may not use the Partner Systems, the service and content in a manner which could harm Partner and the Partner Systems, any communication networks or communications equipment (including mobile telephones), or silence, cause overloading or damage to them, or disrupt the use of other person and his enjoyment of the Partner Systems. You may not attempt to obtain unauthorized access to the Partner Systems, the content, the accounts of others or the computer systems or networks connected to the Partner Systems by means of hacking, password mining, or any other means. You may not obtain or attempt to obtain any content or information otherwise than through the means made available to you intentionally by Partner.


PARTNER Proprietary Information                                    Page 28 of 40

Use of the services
You undertake to use the Partner Systems only in order to supply Partner customers with the services for which they are designed. Without derogating from the generality of the foregoing, you undertake that at the time of using the Partner Systems, you will not carry out any of the following acts:

   o Acts pertaining to the services to which a customer is entitled, without his knowledge, presence or request.

   o   Updating or uploading false information into the system.

   o Use of any material or information that can be reached by means of the Partner Systems, in a manner constituting an infringement of trade secrets, or other proprietary rights of any party.

   o Use of the Partner Systems for access to information pertaining to Partner and Partner customers, otherwise than by providing a service to Partner customers.

   o Transferring information from the Partner Systems to any third party, without Partner's express approval.

   o Providing access to the Partner Systems to any party who has not been expressly authorized for the purpose by Partner.

   o Linking or providing the possibility to link up with Partner services to any outside party or any communications network, including the internet.

   o   Limiting or preventing any authorized user from using the Partner
       Systems.

   o   Violating any legislation or regulations.

   o   Creating any false identity in order to mislead others.

   o Gathering, using, downloading or otherwise copying a list of users and subscribers, or of other information respecting users or the use or provision of such information (against or without payment) for any person or entity.


Liability
Neither Partner, its employees or any of its representatives will bear any liability for damage that will occasioned to you by circumstances that are beyond its control, including force majeure, fire, war, acts of sabotage, severe public disorder, scarcity of reasonable sources for supplying equipment essential to the system, act or omission of, or restrictions imposed by, any other communications supplier, laws, regulations or government orders, network restrictions, military or security restrictions, measures to prevent fraud or other causes that are beyond Partner's control.

In addition, you declare that you are aware that receiving the information and services from the Partner Systems is subject, inter alia, to the availability and proper working order of communications infrastructures. You will accordingly not be entitled to raise against Partner any claim or demand for loss or damage in respect of any mistake, malfunction or fault in the transmission of content, to the extent that such mistake, malfunction or failure result, directly or indirectly, from any malfunction or fault in the communications infrastructures.

Trade marks
The "orange" mark and all other marks in the Partner systems are the proprietary trade marks of their owners. You may not do any act which could infringe the proprietary rights in the trade marks.


PARTNER Proprietary Information                                    Page 29 of 40

Jurisdiction
The competent court in Tel Aviv will have exclusive jurisdiction to deal with any cases of disputes or differences in connection with the subjects covered by this Agreement. Subject to the above Terms, this Agreement will be governed by the Contracts (Remedies for Breach of Contract) Law, 5731-1971.

I confirm that I have read and agree to the Terms of Use set out above, and that
---------
use of the information in the Partner Systems will be made by me in accordance with such Terms.


         Date                    Retailer's Name                Signature
       12.2.2004            SuperPharm (Israel) Ltd.             (signed)
       ---------            ------------------------             --------



PARTNER Proprietary Information                                    Page 30 of 40

                                  Annex 18.4.3
                                       [*]




PARTNER Proprietary Information                                    Page 31 of 40